                                                                   EXHIBIT 10.25


                                 LEASE AGREEMENT
                             BASIC LEASE INFORMATION

LEASE DATE:                                           October 1, 2000

LANDLORD:                                             AMB PROPERTY, L.P.,
                                                      a Delaware limited partnership

LANDLORD'S ADDRESS:                                   c/o Legacy Partners Commercial, Inc.
                                                      101 Lincoln Centre Drive, Fourth Floor
                                                      Foster City, California  94404-1167

TENANT:                                               Deltagen, Inc.
                                                      a California corporation

TENANT'S ADDRESS:                                     1003 Hamilton Court
                                                      Menlo Park, California  94025

PREMISES:                                             Approximately 24,636 rentable square feet as shown on EXHIBIT A

PREMISES ADDRESS:                                     1210 Hamilton Court
                                                      Menlo Park, California  94025

BUILDING B:                                           Approximately 109,139 rentable square feet
LOT (BUILDING'S TAX PARCEL):                          APN 055-044-020
WILLOW PARK:                                          Approximately 984,954 rentable square feet
PHASE II OF THE PARK:                                 Approximately 253,939 rentable square feet

TERM:                                                 December 1, 2000 ("Commencement Date"), through November 30, 2005
                                                      ("Expiration Date")

BASE RENT (Section 3):                                Twenty-Four Thousand Six Hundred Thirty-Six and 00/100 Dollars
                                                      ($24,636.00) per month

ADJUSTMENTS TO BASE RENT:                             December 1, 2001 - November 30, 2002        $25,621.44
                                                      December 1, 2002 - November 30, 2003        $26,646.30
                                                      December 1, 2003 - November 30, 2004        $27,712.15
                                                      December 1, 2004 - November 30, 2005        $28,820.64

LETTER OF CREDIT (Section 4):                         One Hundred Forty-Seven Thousand Eight Hundred Sixteen and 00/100
                                                      Dollars ($147,816.00)

*TENANT'S SHARE OF OPERATING EXPENSES (Section 6.1):  10.44% of the Phase
*TENANT'S SHARE OF TAX EXPENSES (Section 6.2):        22.57% of the Building
*TENANT'S SHARE OF COMMON AREA UTILITY
COSTS (Section 7):                                    10.44% of the Phase
*TENANT'S SHARE OF UTILITY EXPENSES (Section 7):      10.44% of the Phase

*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

PERMITTED USES (Section 9):  Office, research and development for gene data technology, but only to the extent permitted by the City of Menlo Park and all agencies and governmental authorities having jurisdiction thereof.

UNRESERVED PARKING SPACES:   Twenty-five (25) non-exclusive and non-designated spaces

BROKER (Section 38):         Legacy Partners Commercial, Inc. for Landlord

EXHIBITS:                    EXHIBIT A -  PREMISES, BUILDING, LOT AND/OR PARK
                             EXHIBIT B -  INTENTIONALLY OMITTED
                             EXHIBIT C -  RULES AND REGULATIONS
                             EXHIBIT D -  COVENANTS, CONDITIONS AND RESTRICTIONS
                             EXHIBIT E -  HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE - EXAMPLE
                             EXHIBIT F -  CHANGE OF COMMENCEMENT DATE - EXAMPLE
                             EXHIBIT G -  TENANT'S INITIAL HAZARDOUS MATERIALS DISCLOSURE
                                            CERTIFICATE
                             EXHIBIT H -  SIGN CRITERIA (INTENTIONALLY OMITTED)
                             EXHIBIT I -  TENANT'S TRADE FIXTURES

                                TABLE OF CONTENTS


                                                                            PAGE


1.    PREMISES ...............................................................1

2.    ADJUSTMENT OF COMMENCEMENT DATE; CONDITION OF THE PREMISES .............1

3.    RENT ...................................................................2

4.    LETTER OF CREDIT .......................................................2

5.    TENANT IMPROVEMENTS ....................................................5

6.    ADDITIONAL RENT ........................................................5

7.    UTILITIES ..............................................................8

8.    LATE CHARGES ...........................................................9

9.    USE OF PREMISES .......................................................10

10.   ALTERATIONS AND ADDITIONS; AND SURRENDER OF PREMISES ..................11

11.   REPAIRS AND MAINTENANCE ...............................................12

12.   INSURANCE .............................................................13

13.   WAIVER OF SUBROGATION .................................................15

14.   LIMITATION OF LIABILITY AND INDEMNITY .................................15

15.   ASSIGNMENT AND SUBLEASING .............................................16

16.   AD VALOREM TAXES ......................................................18

17.   SUBORDINATION .........................................................18

18.   RIGHT OF ENTRY ........................................................19

19.   ESTOPPEL CERTIFICATE ..................................................19

20.   TENANT'S DEFAULT ......................................................20

21.   REMEDIES FOR TENANT'S DEFAULT .........................................21

22.   HOLDING OVER ..........................................................22

23.   LANDLORD'S DEFAULT ....................................................23

24.   PARKING ...............................................................23

25.   SALE OF PREMISES ......................................................23

26.   WAIVER ................................................................23

27.   CASUALTY DAMAGE .......................................................24

28.   CONDEMNATION ..........................................................25

29.   ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS .............................25

30.   FINANCIAL STATEMENTS ..................................................28

31.   GENERAL PROVISIONS ....................................................28

                                TABLE OF CONTENTS
                                   (CONTINUED)

32.   SIGNS .................................................................30

33.   MORTGAGEE PROTECTION ..................................................31

34.   QUITCLAIM .............................................................31

35.   MODIFICATIONS FOR LENDER ..............................................31

36.   WARRANTIES OF TENANT ..................................................32

37.   COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT .......................32

38.   BROKERAGE COMMISSION ..................................................33

39.   QUIET ENJOYMENT .......................................................33

40.   LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS ........33

41.   TENANT'S EARLY TERMINATION OPTION .....................................34


EXHIBIT A   PREMISES........................................................A-1

EXHIBIT B   TENANT IMPROVEMENTS.............................................B-1

EXHIBIT C   RULES AND REGULATIONS...........................................C-1

EXHIBIT D   WILLOW PARK DECLARATION OF COVENANTS,
            CONDITIONS AND RESTRICTIONS.....................................D-1

EXHIBIT E   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE......................E-1

EXHIBIT F   FIRST AMENDMENT TO LEASE AGREEMENT CHANGE
            OF COMMENCEMENT DATE............................................F-1

EXHIBIT I   TENANT'S TRADE FIXTURES.........................................I-1

                                 LEASE AGREEMENT


DATE: This Lease is made and entered into as of the Lease Date set forth on Page 1. The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.

1.   PREMISES

     Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Landlord hereby grants to Tenant a license for the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Areas of the Park, subject to the terms of this Lease. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date the rentable square footage area of the Premises, the Building, the Lot and the Park shall be deemed to be the number of rentable square feet as set forth in the Basic Lease Information on Page 1. Tenant hereby acknowledges that the rentable square footage of the Premises may include a proportionate share of certain areas used in common by all occupants of the Building and/or the Park (for example an electrical room or telephone room). Tenant further agrees that the number of rentable square feet of the Building, the Lot and the Park may subsequently change after the Lease Date commensurate with any modifications to any of the foregoing by Landlord, and Tenant's Share shall accordingly change.

2.   ADJUSTMENT OF COMMENCEMENT DATE; CONDITION OF THE PREMISES

     2.1 If Landlord cannot deliver possession of the Premises on the Commencement Date, Landlord shall not be subject to any liability nor shall the validity of the lease be affected; provided, the Lease Term and the obligation to pay Rent shall commence on the date possession is tendered and the Expiration Date shall be extended commensurately. In the event the commencement date, and/or the expiration date of this Lease is other than the Commencement Date and/or Expiration Date specified in the Basic Lease Information, as the case may be, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of EXHIBIT F hereto, wherein the parties shall specify the actual commencement date, expiration date and the date on which Tenant is to commence paying Rent. The word "Term" whenever used herein refers to the initial term of this Lease and any extension thereof. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in good condition and state of repair. Landlord shall repair, at its sole cost and expense, after receipt of Tenant's written notice thereof, which notice must be delivered to Landlord within the first ninety (90) days of the term of this Lease, any (i) mechanical and electrical systems serving the Premises which are not in good working order to the extent Tenant has not caused such systems to not be in good working order. Prior to Lease execution, Tenant shall conduct an inspection of the premises and provide Landlord a copy of such inspection with a list of items Landlord shall repair. Upon Lease execution Landlord shall commence to complete all repairs as diligently as possible. If Tenant fails to timely deliver to Landlord any such written notice of the aforementioned defects or deficiencies within said 90-day period, Landlord shall have no obligation to perform any such work thereafter, except as specifically provided in this Lease. Tenant hereby acknowledges and agrees that neither Landlord nor Landlord's agents or representatives has made any representations or warranties as to the suitability, safety or fitness of the Premises for the conduct of Tenant's business, Tenant's intended use of the Premises or for any other purpose.

     2.2 In the event Landlord permits Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be at Tenant's sole risk and subject to all the provisions of this Lease, including, but not limited to, the requirement to pay Rent and the security Deposit, and to obtain the insurance required pursuant to this Lease and to deliver insurance certificates as required herein. In addition to the foregoing, Landlord shall have the right to impose such additional conditions on Tenant's early entry as Landlord shall deem appropriate. If, at any time, Tenant is in default of any term, condition or provision of this Lease, any such waiver by Landlord of Tenant's requirement to pay rental payments shall be null and void and Tenant shall immediately pay to Landlord all rental payments so waived by Landlord.

3.   RENT

     On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Base Rent (which shall be applied against the Rent payable for the first month Tenant is required to pay Base
Rent), the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 of this Lease. Tenant agrees to pay Landlord, without prior notice or demand, or abatement; offset, deduction or claim, the Base Rent specified in the Basic Lease Information, payable in advance at Landlord's address specified in the Basic Lease Information on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of the Lease. In addition to the Base Rent set forth in the Basic Lease Information, Tenant shall pay Landlord in advance on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, as Additional Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses. Tenant shall also pay to Landlord as Additional Rent hereunder, immediately on Landlord's demand therefor, any and all costs and expenses incurred by Landlord to enforce the provisions of this Lease, including, but not limited to, costs associated with the delivery of notices, delivery and recordation of notice(s) of default, attorneys' fees, expert fees, court costs and filing fees (collectively, the "Enforcement Expenses"). The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to waiver of the Base Rent and Tenant shall otherwise perform all other obligations of Tenant required hereunder. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date and the first day of the calendar month in which the date of termination occurs, as the case may be.

4.   LETTER OF CREDIT

     4.1 Simultaneously with Tenant's execution and delivery to Landlord of this Lease and the first month's Base Rent in accordance with the provisions of
Section 3 above, Tenant shall deliver to Landlord, as collateral for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease, an irrevocable and unconditional negotiable letter of credit (the "Letter of Credit"), in the form and containing the terms required herein, payable in the City of Foster City, California (or in addition you may state "payable in the County of San Mateo") running in favor of Landlord issued by a solvent nationally recognized bank or financial institution with a long term rating of BBB or higher, under the supervision of the Superintendent of Banks of the

State of California, or a National Banking Association, in the amount of One Hundred Forty-Seven Thousand Eight Hundred Sixteen and 00/100 Dollars ($147,816.00) (the "LC Amount"). The Letter of Credit shall be (i) at sight and irrevocable and unconditional, (ii) subject to the terms of this Section 4, maintained in effect, whether through replacement, renewal or extension, for the period from the Commencement Date of the Lease and continuing until the date which is sixty (60) days after the Expiration Date of the Lease (the "Letter of Credit Expiration Date") and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the Letter of Credit, without any action whatsoever on the part of Landlord, (iii) subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev) International Chamber of Commerce Publication #500, (iv) fully assignable by Landlord and permit partial draws. In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same) shall be acceptable to Landlord, in Landlord's sole discretion, and shall provide, among other things, in effect that: (A) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) statement that such amount is due to Landlord under the terms and conditions of this Lease, it being understood that if Landlord or its managing agent be a limited liability company, corporation, partnership or other entity, then such statement shall be signed by a managing member (if a limited liability company) an officer (if a corporation), a general partner (if a partnership); or any authorized party (if another entity); (B) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement; and (C) in the event of a transfer of Landlord's interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part (or cause a substitute letter of credit to be delivered, as applicable), to the transferee and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new landlord.

     4.2 Tenant hereby acknowledges and agrees that landlord is entering into this Lease in material reliance upon the ability of Landlord to draw upon the Letter of Credit upon the occurrence of any default on the part of Tenant hereunder which continues beyond any applicable notice and cure periods. Tenant further acknowledges and agrees that if Landlord cannot draw upon the Letter of Credit within the times and in the manner as anticipated by Landlord herein, Landlord shall suffer irreparable damage, harm and injury. From time to time during the Term of this Lease it is anticipated by the parties that the Letter of Credit will need to be amended, modified and, possibly reissued. Landlord and Tenant hereby covenant and agree to cooperate with one another to promptly effectuate any such amendments, modifications and new issuances, including without limitation, executing and submitting to the Issuer any and all documents or instruments as may be reasonably required to effectuate same. Each and every time during the Term of this Lease there is a change in the identity or address of the parties, including without limitation, any change in the identity of Landlord due to the sale, transfer or other conveyance by Landlord of its rights and interests in, to and under this Lease to any other party, person or entity, the Letter of Credit shall immediately be amended or reissued to reflect such changes and the parties hereby agree to execute and submit to the Issuer such further applications, documents and instruments as may be necessary to effectuate same. It is the intention of the parties that each and every successor and assign of both Landlord and Tenant be bound by and subject to the terms and provisions of this Section 4. Landlord may, at any time and without notice to Tenant and without first obtaining Tenant's consent thereto, assign all or any portion of its interest in and to the Letter of Credit to another party, person or entity, regardless of whether or not such assignment is separate from or as a part of the assignment by Landlord of its rights and interests in and to this Lease.

     4.3 If, as a result of any such application or use of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than the LC Amount, Tenant shall, within five (5) days thereafter, provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total amount of the LC Amount) and any such additional (or replacement) letter of credit shall comply with all of the provisions of this Section 4, and if Tenant fails to comply with the foregoing, notwithstanding anything to the contrary contained in Section 20 (reference the Tenant Default Section of the Lease) hereof, the same shall constitute an incurable default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the Letter of Credit Expiration Date, Landlord will accept a renewal letter of credit or substitute letter of credit (such renewal or substitute letter of credit to be in effect not later than thirty (30) days prior to the expiration of the Letter of Credit), which shall be irrevocable and automatically renewable as above provided through the Letter of Credit Expiration Date upon the same terms as the expiring Letter of Credit or such other terms as may be acceptable to Landlord in its sole discretion. However, if the Letter of Credit is not timely renewed or a substitute letter of credit is not timely received, or if Tenant fails to maintain the Letter of Credit in the amount and in accordance with the terms set forth in this Section 4, Landlord shall have the right to present such Letter of Credit to the bank in accordance with the terms of this Section 4, and the entire sum evidenced thereby shall be paid to and held by Landlord as collateral for performance of all of Tenant's obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease.

     4.4 If there shall occur a default under this Lease as set forth in Section 20 (reference Tenant Default Section of the Lease) of this Lease, Landlord may, but without obligation to do so, draw upon the Letter of Credit, in part or in whole, to cure any default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which may be sustained by Landlord resulting from Tenant's default. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a "draw" by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw from the Letter of Credit. No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner.

     4.5 Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor be (x) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), (y) subject to the terms of such
Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), or (z) intended to serve as a "security deposit" within the meaning of such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time). The parties hereto (a) recite that the Letter of Credit is not intended to serve as a security deposit and such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), and any and all other laws, roles and regulations applicable to security deposits in the commercial context ("Security Deposit Laws") shall have no applicability or relevancy thereto and
(b) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

5.   TENANT IMPROVEMENTS

     Tenant hereby accepts the Premises as suitable for Tenant's intended use and as being in good operating order, condition and repair, "AS IS" subject to the provisions in Section 2.1. Tenant acknowledges and agrees that neither Landlord nor any of Landlord's agents, representatives or employees has made any representations as to the suitability, fitness or condition of the Premises for the conduct of Tenant's business or for any other purpose, including without limitation, any storage incidents thereto. Tenant further acknowledges and agrees that neither Landlord nor any of Landlord's agents, representatives or employees has agreed to perform or undertake (i) any alterations to the Premises, or (ii) construct any improvements in or to the Premises (collectively, "Tenant Improvements"). Any exception to the foregoing provisions must be made by express written agreement by both parties.

6.   ADDITIONAL RENT

     It is intended by Landlord and Tenant that this Lease be a "triple net lease." The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent").

     6.1 OPERATING EXPENSES: In addition to the Base Rent set forth in Section 3, Tenant shall pay Tenant's Share, which is specified in the Basic Lease Information, of all Operating Expenses as Additional Rent. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, maintenance, repair and operation of the Premises, the Building and the Lot, and where applicable, of the Park referred to in the Basic Lease Information. The amount of Tenant's Share of Operating Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. These Operating Expenses may include, but are not limited to:

          6.1.1 Landlord's cost of repairs to, and maintenance of, the roof, the roof membrane and the exterior walls of the Building;

          6.1.2 Landlord's cost of maintaining the outside paved area, landscaping and other common areas for the Park. The farm "Common Areas" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leasable exclusively to other tenants. The Common Areas include, but are not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, rail spurs, landscaped areas and similar areas and facilities;

          6.1.3 Landlord's annual cost of insurance insuring against fire and extended coverage (including, if Landlord elects, "all risk" or "special purpose" coverage) and all other insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building, the Lot and the Park (including the Common Areas), rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least six (6) months commencing on the date of loss, and subject to the provisions of Section 27 below, any deductible;

          6.1.4 Landlord's cost of (i) modifications and/or new improvements to the Building, the Common Areas and/or the Park occasioned by any rules, laws or regulations effective subsequent to the date on which the Building was originally constructed provided, if there are modifications necessitated by such rules, laws or regulations and required to be made to the structural portions of the Premises required to be maintained by Landlord pursuant to Section 11.3 below, then the cost of such modifications shall be amortized over a reasonable period which shall not be less than the lesser of fifteen (15) years or the reasonably estimated useful life of such modification and Tenant shall pay the monthly amortized portion of such costs as part of the operating expenses; (ii) reasonably necessary replacement improvements to the Building, the Common Areas and the Park after the Lease Date; and (iii) new improvements to the Building, the Common Areas and/or the Park that reduce operating costs or improve life/safety conditions, all as reasonably determined by Landlord, in its sole discretion;

          6.1.5 If Landlord elects to so procure, Landlord's cost of preventative maintenance, and repair contracts including, but not limited to, contracts for elevator systems and heating, ventilation and air conditioning systems, lifts for disabled persons, and trash or refuse collection;

          6.1.6 Landlord's cost of security and fire protection services for the Building and/or the Park, as the case may be, if in Landlord's sole discretion such services are provided;

          6.1.7 Landlord's cost of supplies, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Park;

          6.1.8 Landlord's cost for the repairs and maintenance items set forth in Section 11.2 below;

          6.1.9 Landlord's cost for the management and administration of the Premises, the Building and/or Park or any part thereof, including, without limitation, a property management fee, accounting, auditing, billing, postage, salaries and benefits for clerical and supervisory employees, whether located on the Park or off-site, payroll taxes and legal and accounting costs and all fees, licenses and permits related to the ownership, operation and management of the Park. Such costs, excluding the cost of on-site management office expenses and employees, shall not exceed 3% of Rent; and

          6.1.10 Notwithstanding the forgoing, Tenant shall be responsible for the cost of replacement of capital expenditures described in this subparagraph 6.1 only on a pro rata basis corresponding to the useful life of the capital expenditure, based on typical commercial real estate practices, that will be exhausted during the remainder of the term.

     6.2 TAX EXPENSES: In addition to the Base Rent set forth in Section 3, Tenant shall pay its share, which is specified in the Basic Lease Information, of all real property taxes applicable to the land and improvements included within the Lot on which the Premises are situated and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Tenant's personal property. The amount of Tenant's Share of Tax Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. Tenant shall also pay one hundred percent (100%) of any increase in real property taxes attributable, in Landlord's sole discretion, to any and all alterations or other improvements of any kind, which are above standard improvements customarily installed for similar buildings located within the Building or the Park (as applicable), whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises, the Building, the Lot or the Park, as against Landlord's right to rent, or as against Landlord's business of leasing the Premises or the occupancy of Tenant or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord.

     6.3 PAYMENT OF EXPENSES: Landlord shall estimate Tenant's Share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, and thereafter on the first (1st) day of each month throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses as of the beginning of each calendar year during the Term of this Lease and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first (1st) day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Tenant's obligation to pay Tenant's Share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

     6.4 ANNUAL RECONCILIATION: By June 30th of each calendar year, or as soon thereafter as reasonably possible, Landlord shall endeavor to furnish Tenant with an accounting of actual Operating Expenses and Tax Expenses. Within thirty
(30) days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any of Tenant's underpayment at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant's Share of such expenses, and if Landlord determines that an underpayment is due, Tenant hereby agrees that Landlord shall be entitled to deduct such underpayment from Tenant's Security Deposit. If Landlord reasonably determines that an overpayment has been made by Tenant, Landlord shall refund said overpayment to Tenant as soon as practicable thereafter. Notwithstanding the foregoing, failure of Landlord to accurately estimate Tenant's Share of such expenses or to otherwise perform such reconciliation of expenses, including without limitation, Landlord's failure to deduct any portion of any underpayment from Tenant's

Security Deposit, shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the Term of the Lease or at anytime after the expiration or earlier termination of this Lease.

     6.5 AUDIT: After delivery to Landlord of at least thirty (30) days prior written notice, Tenant, at its sole cost and expense through any accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord's reasonable business hours but not more frequently than once during any calendar year. Any such accounting firm designated by Tenant may not be compensated on a contingency fee basis. The results of any such audit (and any negotiations between the parties related thereto) shall be maintained strictly confidential by Tenant and its accounting firm and shall not be disclosed, published or otherwise disseminated to any other party other than to Landlord and its authorized agents. Landlord and Tenant shall use their best efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses.

7.   UTILITIES

     Utility Expenses, Common Area Utility Costs and all other sums or charges set forth in this Section 7 are considered part of Additional Rent. In addition to the Base Rent set forth in Section 3 hereof, Tenant shall pay the cost of all water, sewer use, sewer discharge fees and sewer connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone and other utilities billed or metered separately to the Premises and/or Tenant. Tenant shall also pay Tenant's Share of any assessments or charges for utility or similar purposes included within any tax bill for the Lot on which the Premises are situated, including, without limitation, entitlement fees, allocation unit fees, and/or any similar fees or charges, and any penalties related thereto. For any such utility fees or use charges that are not billed or metered separately to Tenant, including without limitation, water and refuse pick up charges, Tenant shall pay to Landlord, as Additional Rent, without prior notice or demand, on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services ("Utility Expenses"). If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense. In addition, Tenant shall pay to Landlord Tenant's Share of any Common Area utility costs, fees, charges or expenses ("Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant's Share of the Common Area Utility Costs on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease and any reconciliation thereof shall be substantially in the same manner as specified :in Section 6.4 above. The amount of Tenant's Share of Common Area Utility Costs shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such utility services, Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building or the Park, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant further agrees to timely and faithfully pay, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Tenant's use and occupancy thereof. Notwithstanding anything to the contrary contained herein, if permitted by applicable Laws, Landlord shall have the right at any time and from time to time during the Term of this Lease to either contract for service from a different company or companies (each such company shall be referred to herein as an "Alternate Service Provider") other than the company or companies presently providing electricity service for the Building or the Park (the "Electric Service Provider") or continue to contract for service from the Electric Service Provider, at Landlord's sole discretion. Tenant hereby agrees to cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Premises.

8.   LATE CHARGES

     Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment (the fifth day of each month or any time thereafter) by Tenant to Landlord of Base Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord when due (not including the first occurrence that such payment is not received by Landlord when due, in such case no late charge shall be incurred), Tenant shall promptly pay to Landlord all of the following, as applicable: (a) an additional sum equal to ten percent (10%) of such delinquent amount plus interest on such delinquent amount at the rate equal to the prime rate plus three percent (3%) for the time period such payments are delinquent as a late charge for every month or portion thereof that such sums remain unpaid, (b) the amount of seventy-five dollars ($75) for each three-day notice prepared for, or served on, Tenant, (c) the amount of fifty dollars ($50) relating to checks for which there are not sufficient funds. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may, at its sole option, require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then Landlord, at Landlord's sole option, can either require the Rent be paid quarterly in advance, or be paid monthly in advance by cashier's check or by electronic funds transfer.

9.   USE OF PREMISES

     9.1 COMPLIANCE WITH LAWS, RECORDED MATTERS, AND RULES AND REGULATIONS: The Premises are to be used solely for the purposes and uses specified in the Basic Lease Information and for no other uses or purposes without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 29 below, (ii) does not require any additional parking in excess of the parking spaces already licensed to Tenant pursuant to the provisions of Section 24 of this Lease, and
(iii) is compatible and consistent with the other uses then being made in the Park and in other similar types of buildings in the vicinity of the Park, as reasonably determined by Landlord. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"), (b) any and all documents, matters or instruments, including without limitation, any declarations of covenants, conditions and restrictions, and any supplements thereto, each of which has been or hereafter is recorded in any official or public records with respect to the Premises, the Building, the Lot and/or the Park, or any portion thereof (collectively, the "Recorded Matters"), and (c) any and all rules and regulations set forth in EXHIBIT C, attached to and made a part of this Lease, and any other reasonable rules and regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises, the Building and the Park (collectively, the "Rules and Regulations"). Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises, and Tenant's use of the Premises and that same are in compliance with all applicable Laws throughout the Term of this Lease. Additionally, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications, improvements or alterations to the Premises, Building, the Common Areas and/or the Park occasioned by the enactment of, or changes to, any Laws arising from Tenant's particular use of the Premises or alterations, improvements or additions made to the Premises regardless of when such Laws became effective.

     9.2 PROHIBITION ON USE: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the Board of Fire Underwriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about the Premises, the Building, the Lot or the Park without Landlord's written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord, other tenants or occupants of the Building, other buildings in the Park, or other persons or businesses in the area, or injure or annoy other tenants or use or allow the Premises to be used for any unlawful or objectionable purpose, as determined by Landlord, in its reasonable discretion, for the benefit, quiet enjoyment and use by Landlord and all other tenants or occupants of the Building or other buildings in the Park; nor shall Tenant cause, maintain or permit any private or public nuisance in, on or about the Premises, Building, Park and/or the Common Areas, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time. Tenant shall not permit any live animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such to remain outside the Building area, except for any non-hazardous or non-harmful materials which may be stored in refuse dumpsters or in any enclosed trash areas provided. Tenant shall honor the terms of all Recorded Matters relating to the Premises, the Building, the Lot and/or the Park. Tenant shall honor the Rules and Regulations. If Tenant fails to comply with such Laws, Recorded Matters, Rules and Regulations or the provisions of this Lease, Landlord shall have the right to collect from Tenant a reasonable sum as a penalty, in addition to all rights and remedies of Landlord hereunder including, but not limited to, the payment by Tenant to Landlord of all Enforcement Expenses and Landlord's costs and expenses, if any, to cure any of such failures of Tenant, if Landlord, at its sole option, elects to undertake such cure.

10.  ALTERATIONS AND ADDITIONS; AND SURRENDER OF PREMISES

     10.1 ALTERATIONS AND ADDITIONS: Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Landlord. If any such alteration or addition is expressly permitted by Landlord, Tenant shall deliver at least twenty (20) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All alterations and additions shall be installed by a licensed contractor approved by Landlord, at Tenant's sole expense in compliance with all applicable Laws (including, but not limited to, the ADA as defined herein), Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. As a condition to Landlord's consent to the installation of any fixtures, additions or other improvements, if Tenant has been continually late in payment of rent, or prior to making the application to install improvements Landlord has requested Tenant to make payments of rent on cashiers check, pursuant to Section 8 of the Lease or Tenant is in material default and has not cured such default within the cure periods defined in the Lease, Landlord may require Tenant to post and obtain a completion and indemnity bond for up to one hundred percent (100%) of the cost of the work.

     10.2 SURRENDER OF PREMISES: Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises, together with the fixtures (other than trade fixtures), additions and improvements which Landlord has notified Tenant, in writing, that Landlord will require Tenant not to remove, to Landlord in good condition and repair (including, but not limited to, replacing all light bulbs and ballasts not in good working condition) and in the condition in which the Premises existed as of the Commencement Date, except for reasonable wear and tear. Reasonable wear and tear shall not include any damage or deterioration to the floors of the Premises arising from the use of forklifts in, on or about the Premises (including, without limitation, any marks or stains of any portion of the floors), and any damage or deterioration that would have been prevented by proper maintenance by Tenant or Tenant otherwise performing all of its obligations under this Lease. Upon such termination of this Lease, Tenant shall remove all tenant signage, trade fixtures, furniture, furnishings, personal properly, additions, and other improvements unless Landlord requests, in writing, that Tenant not remove some or all of such fixtures (other than trade fixtures itemized or similar to those itemized in EXHIBIT I), additions or improvements installed by, or on behalf of Tenant or situated in or about the Premises. By the date which is twenty (20) days prior to such termination of this Lease, Landlord shall notify Tenant in writing of those fixtures (other than trade fixtures), alterations, additions and other improvements which Landlord shall require Tenant not to remove from the Premises. Tenant shall repair any damage caused by the installation or removal of such signs, trade fixtures, furniture, furnishings, fixtures, additions and improvements which are to be removed from the Premises by Tenant hereunder. If Landlord fails to so notify Tenant at least twenty (20) days prior to such termination of this Lease, then Tenant shall remove all tenant signage, alterations, furniture, furnishings, trade fixtures, additions and other improvements installed in or about the Premises by, or on behalf of Tenant. Tenant shall ensure that the removal of such items and the repair of the Premises will be completed prior to such termination of this Lease.

11.  REPAIRS AND MAINTENANCE

     11.1 TENANT'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for those portions of the Building to be maintained by Landlord, as provided in Sections
11.2 and 11.3 below, Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises and the adjacent dock and staging areas in good, clean and safe condition and repair to the reasonable satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or Tenant's Representatives and replacing any property so damaged by Tenant or Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for maintaining, repairing and replacing (a) all mechanical systems, heating, ventilation and air conditioning systems exclusively serving the Premises, (b) all plumbing, electrical wiring and equipment serving the Premises, (c) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting serving the Premises or adjacent to the Premises, (d) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers, (e) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (f) all tenant signage, (g) lifts for disabled persons serving the Premises, (h) sprinkler systems, fire protection systems and security systems,
(i) all partitions, fixtures, equipment, interior painting, and interior walls and floors of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises).

     11.2 REIMBURSABLE REPAIRS AND MAINTENANCE OBLIGATIONS: Subject to the provisions of Sections 6 and 9 of this Lease and except for (i) the obligations of Tenant set forth in Section 11.1 above, (ii) the obligations of Landlord set forth in Section 11.3 below, and (iii) the repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's expense, subject to reimbursement pursuant to Section 6 above, to keep in good repair the plumbing and mechanical systems exterior to the Premises, any rail spur and rail crossing, the roof, roof membranes, exterior walls of the Building, signage (exclusive of tenant signage), and exterior electrical wiring and equipment, exterior lighting, exterior glass, exterior doors/entrances and door closets, exterior window casements, exterior painting of the Building (exclusive of the Premises), and underground utility and sewer pipes outside the exterior walls of the Building. For purposes of this
Section 11.2, the term "exterior" shall mean outside of and not exclusively serving the Premises. Unless otherwise notified by Landlord, in writing, that Landlord has elected to procure and maintain the following described contract(s), Tenant shall procure and maintain (a) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord, and (b) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord. Landlord reserves the right, but without the obligation to do so, to procure and maintain (i) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s), and/or (ii) the fire and sprinkler protection services and preventative maintenance and repair contracts) (including, without limitation, monitoring services). If Landlord so elects to procure and maintain any such contract(s), Tenant will reimburse Landlord for the cost thereof in accordance with the provisions of Section 6 above. If Tenant procures and maintains any of such contract(s), Tenant will promptly deliver to Landlord a true and complete copy of each such contract and any and all renewals or extensions thereof, and each service report or other summary received by Tenant pursuant to or in connection with such contract(s).

     11.3 LANDLORD'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building (exclusive of glass and exterior doors), and (b) replace the structural portions of the roof of the Building (excluding the roof membrane) as, and when, Landlord determines such replacement to be necessary in Landlord's sole discretion.

     11.4 TENANT'S FAILURE TO PERFORM REPAIRS AND MAINTENANCE OBLIGATIONS:
Except for normal maintenance and repair of the items described above, Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Landlord. If Tenant refuses or neglects to repair and maintain the Premises and the adjacent areas properly as required herein and to the reasonable satisfaction of Landlord, Landlord may, but without obligation to do so, at any time make such repairs and/or Maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property, or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives. In the event Landlord makes such repairs and/or maintenance, upon completion thereof Tenant shall pay to Landlord, as additional rent, the Landlord's costs for making such repairs and/or maintenance, plus twenty percent (20%) for overhead, upon presentation of a bill therefor, plus any Enforcement Expenses. The obligations of Tenant hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect respecting the Premises.

12. INSURANCE

     12.1 TYPES OF INSURANCE: Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and its lender(s) which afford the following coverages: (i) worker's compensation: statutory limits; (ii) employer's liability, as required by law, with a minimum limit of $100,000 per employee and $500,000 per occurrence; (iii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's Representatives' use and/or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations, products liability, personal and advertising, and a plate-glass rider to provide coverage for all glass in, on or about the Premises including, without limitation, skylights. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit and excess/umbrella insurance in the amount of Two Million Dollars ($2,000,000). If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement. If necessary, as reasonably determined by Landlord, Tenant shall provide for restoration of the aggregate limit; (iv) comprehensive automobile liability insurance: a combined single limit of not less than $2,000,000 per occurrence and insuring Tenant against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; (v) "all risk" or "special purpose" property insurance, including without limitation, sprinkler leakage, boiler and machinery comprehensive form, if applicable, covering damage to or loss of any personal property, trade fixtures, inventory, fixtures and equipment located in, on or about the Premises, and in addition, coverage for flood, earthquake, and business interruption of Tenant, together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this subparagraph (v); and (vi) such other insurance as Landlord deems necessary and prudent or as may otherwise be required by any of Landlord's lenders or joint venture partners.

     12.2 INSURANCE POLICIES: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "A.M. Best's Rating Guides." Any deductible amounts under any of the insurance policies required hereunder shall not exceed One Thousand Dollars ($1,000). Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after thirty
(30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

     12.3 ADDITIONAL INSUREDS AND COVERAGE: Landlord, any property management company and/or agent of Landlord for the Premises, the Building, the Lot or the Park, and any lender(s) of Landlord having a lien against the Premises, the Building, the Lot or the Park shall be named as additional insureds under all of the policies required in Section 12.1(iii) above. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises and/or any of the areas within the Park, whether such events occur within the Premises (as described in EXHIBIT A hereto) or in any other areas of the Park. It is not contemplated or anticipated by the parties that the aforementioned risks of loss be borne by Landlord's insurance carriers, rather it is contemplated and anticipated by Landlord and Tenant that such risks of loss be borne by Tenant's insurance carriers pursuant to the insurance policies procured and maintained by Tenant as required herein.

     12.4 FAILURE OF TENANT TO PURCHASE AND MAINTAIN INSURANCE: In the event Tenant does not purchase the insurance required in this Lease or keep the same in full force and effect throughout the Term of this Lease (including any renewals or extensions) Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional Rent the amount so paid by Landlord, upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all Enforcement Expenses and damages which Landlord may sustain by reason of Tenant's failure to obtain and maintain such insurance. Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses, damage and costs resulting from such failure.

13.  WAIVER OF SUBROGATION

     Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant pursuant to Section 12 of this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The provisions of this
Section 13 shall not apply in those instances in which such waiver of subrogation would invalidate such insurance coverage or would cause either party's insurance coverage to be voided or otherwise uncollectible.

14.  LIMITATION OF LIABILITY AND INDEMNITY

     Except to the extent of damage resulting from the sole active negligence or willful misconduct of Landlord or its authorized representatives, Tenant agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, shareholders, successors and assigns and each of their respective partners, members, directors, employees, representatives, agents, contractors, shareholders, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, (i) Tenant's or Tenant's Representatives' use of the Premises, Building and/or the Park, (ii) the conduct of Tenant's business, (iii) from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, (iv) in any way connected with the Premises or with the improvements or personal property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representatives, or third party persons, and/or (v) Tenant's failure to perform any covenant or obligation of Tenant under this Lease. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

     Except to the extent of damage resulting from the sole active negligence or willful misconduct of Landlord or its authorized representatives, to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of Landlord's lender(s), partners, members, employees, representatives, legal representatives, successors or assigns shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises, the Building or the Park, including, but not limited to, any acts, errors or omissions by or on behalf of any other tenants or occupants of the Building and/or the Park. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building.

15.  ASSIGNMENT AND SUBLEASING

     15.1 PROHIBITION: Tenant shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease (collectively, "assignment"), in whole or in part, whether voluntarily or involuntarily or by operation of law, nor sublet or permit occupancy by any person other than Tenant of all or any portion of the Premises without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant hereby agrees that Landlord may withhold its consent to any proposed sublease or assignment if the proposed sublessee or assignee or its business is subject to compliance with additional requirements of the ADA (defined below) and/or Environmental Laws (defined below) beyond those requirements which are applicable to Tenant, unless the proposed sublessee or assignee shall (a) first deliver plans and specifications for complying with such additional requirements and obtain Landlord's written consent thereto, and
(b) comply with all Landlord's conditions for or contained in such consent, including without limitation, requirements for security to assure the lien-free completion of such improvements. If Tenant seeks to sublet or assign all or any portion of the Premises, Tenant shall deliver to Landlord at least thirty (30) days prior to the proposed commencement of the sublease or assignment (the "Proposed Effective Date") the following: (i) the name of the proposed assignee or sublessee; (ii) such information as to such assignee's or sublessee's financial responsibility and standing as Landlord may reasonably require;

and (iii) the aforementioned plans and specifications, if any. Within ten (10) days after Landlord's receipt of a written request from Tenant that Tenant seeks to sublet or assign all or any portion of Premises, Landlord shall deliver to Tenant a copy of Landlord's standard form of sublease or assignment agreement (as applicable), which instrument shall be utilized for each proposed sublease or assignment (as applicable), and such instrument shall include a provision whereby the assignee or sublessee assumes all of Tenant's obligations hereunder and agrees to be bound by the terms hereof. As Additional Rent hereunder, Tenant shall pay to Landlord a fee in the amount of five hundred dollars ($500) plus Tenant shall reimburse Landlord for actual legal and other expenses incurred by Landlord in connection with any actual or proposed assignment or subletting. In the event the sublease or assignment (1) by itself or taken together with prior sublease(s) or partial assignment(s) covers or totals, as the case may be, more than twenty-five percent (25%) of the rentable square feet of the Premises or
(2) is for a term which by itself or taken together with prior or other subleases or partial assignments is greater than fifty percent (50%) of the period remaining in the Term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right, to be exercised by giving written notice to Tenant, to recapture the space described in the sublease or assignment. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed sublease or assignment space, or, if the proposed sublease or assignment space covers all the Premises, it shall serve to terminate the entire term of this Lease in either case, as of the Proposed Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any part thereof. If this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of square feet retained by Tenant to the square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. Each permitted assignee or sublessee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with, for the term of this Lease. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. Tenant hereby acknowledges and agrees that it understands that Landlord's accounting department may process and accept Rent payments without verifying that such payments are being made by Tenant, a permitted sublessee or a permitted assignee in accordance with the provisions of this Lease. Although such payments may be processed and accepted by such accounting department personnel, any and all actions or omissions by the personnel of Landlord's accounting department shall not be considered as acceptance by Landlord of any proposed assignee or sublessee nor shall such actions or omissions be deemed to be a substitute for the requirement that Tenant obtain Landlord's prior written consent to any such subletting or assignment, and any such actions or omissions by the personnel of Landlord's accounting department shall not be considered as a voluntary relinquishment by Landlord of any of its rights hereunder nor shall any voluntary relinquishment of such rights be inferred therefrom. For purposes hereof, in the event Tenant is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Tenant (whether pursuant to one or more transfers) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Tenant shall be deemed to be an assignment within the meaning of this Section 15 and shall be subject to all the provisions hereof. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord.

     15.2 EXCESS SUBLEASE RENTAL OR ASSIGNMENT CONSIDERATION: In the event of any sublease or assignment of all or any portion of the Premises where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, seventy-five percent (75%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder, less Tenant's cost to effect such sublease.

     15.3 WAIVER: Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any assignee or sublessee, Tenant waives notice of any default of any assignee or sublessee and agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

16.  AD VALOREM TAXES

     Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property located and/or installed on or in the Premises by; or on behalf of, Tenant; and if requested by Landlord, Tenant shall promptly deliver to Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

17.  SUBORDINATION

     Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, the rights of Tenant under this Lease and this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, the Lot, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination and upon the request of such successor to Landlord, attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of the terms and provisions of this Lease. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor; (c) bound by prepayment of more than one
(1) month's Rent, except in those instances when Tenant pays Rent quarterly in, advance pursuant to Section 8 hereof, then not more than three months' Rent; or (d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within five (5) business days of a demand or request by Landlord and in the form requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute a material default hereunder. It is further agreed that Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such additional documents, together with any and all Enforcement Expenses. Notwithstanding anything to the contrary contained in this Lease, (a) promptly following the execution of this Lease, Landlord shall use reasonable efforts to obtain from the beneficiary under the existing deed of trust encumbering the Premises, a subordination, non-disturbance and attornment agreement for the benefit of Tenant in commercially reasonable form; and (b) until Landlord has obtained such non-disturbance agreement, the amount of the Letter of Credit to be obtained by Tenant pursuant to Section 4 above shall be One Hundred Fifty Thousand Dollars ($150,000.00), rather than Three Hundred Thousand Dollars ($300,00.00).

18.  RIGHT OF ENTRY

     Tenant grants Landlord or its agents the right to enter the Premises at all reasonable times for purposes of inspection, exhibition, posting of notices, repair or alteration. At Landlord's option, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. Landlord shall have the right to place "for rent" or "for lease" signs on the outside of the Premises, the Building and in the Common Areas. Landlord shall also have the right to place "for sale" signs on the outside of the Building and in the Common Areas. Tenant hereby waives any claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the sole active negligence or willful misconduct of Landlord or its authorized representatives.

19.      ESTOPPEL CERTIFICATE

     Tenant shall execute (and acknowledge if required by any lender, or ground lessor) and deliver to Landlord, within five (3) business days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by landlord and any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force an effect, without modification except as may be represented by Landlord; (b) there are no uncured default in Landlord's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three month's Rent has been paid in advance. Failure by Tenant to so deliver such certified estoppel certificate shall be a material default of the provisions of this Lease. Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such certified estoppel certificate, together with any and all Enforcement Expenses.

20. TENANT'S DEFAULT

     The occurrence of any one or more of the following events shall, at Landlord's option, constitute a material default by Tenant of the provisions of this Lease:

     20.1 The abandonment of the Premises by Tenant or the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

     20.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder on the date said payment is due. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

     20.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within the time period required under the provisions of this Lease. If such failure is susceptible of cure but cannot reasonably be cured within the aforementioned time period (if any), as determined solely by Landlord, Tenant shall promptly commence the cure of such failure and thereafter diligently prosecute such cure to completion within the time period specified by Landlord in any written notice regarding such failure as may be delivered to Tenant by Landlord. In no event or circumstance shall Tenant have more than fifteen (15) days to complete any such cure, unless otherwise expressly agreed to in writing by Landlord (in Landlord's sole discretion);

     20.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

     20.5 Tenant's use or storage of Hazardous Materials in, on or about the Premises, the Building, the Lot and/or the Park other than as expressly permitted by the provisions of Section 29 below; or

     20.6 The making of any material misrepresentation or omission by Tenant in any materials delivered by or on behalf of Tenant to Landlord pursuant to this Lease.

21.  REMEDIES FOR TENANT'S DEFAULT

     21.1 LANDLORD'S RIGHTS: In the event of Tenant's material default under this Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any personal property belonging to Tenant and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, (i) Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part hereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the "Reletting Costs"), and (ii) the rent received by Landlord from such reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses; second, all costs including maintenance, incurred by Landlord in reletting; and, third, Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs, Utility Expenses, and all other sums due under this Lease. Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

     21.2 DAMAGES RECOVERABLE: If Tenant breaches this Lease and abandons the Premises before the end of the Term, or if Tenant's right to possession is terminated by Landlord because of a breach or default under this Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including, but not limited to, the portion of any broker's or leasing agent's commission incurred with respect to the leasing of the Premises to Tenant for the balance of the Term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder, and all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

     21.3 RIGHTS AND REMEDIES CUMULATIVE: The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditor's rights generally. In addition to all remedies set forth above, if Tenant materially defaults under this Lease, any and all Base Rent waived by Landlord under Section 3 above shall be immediately due and payable to Landlord and all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

     21.4 WAIVER OF A DEFAULT: The waiver by Landlord of any default of any provision of this Lease shall not be deemed or construed a waiver of any other default by Tenant hereunder or of any subsequent default of this Lease, except for the default specified in the waiver.

22.  HOLDING OVER

     If Tenant holds possession of the Premises after the expiration of the Term of this Lease with Landlord's consent, Tenant shall become a tenant from month-to-month upon the terms and provisions of this Lease, provided the monthly Base Rent during such hold over period shall be 150% of the Base Rent due on the last month of the Lease Term, payable in advance on or before the first day of each month. Acceptance by Landlord of the monthly Base Rent without the additional fifty percent (50%) increase of Base Rent shall not be deemed or construed as a waiver by Landlord of any of its rights to collect the increased amount of the Base Rent as provided herein at any time. Such month-to-month tenancy shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Tenant shall continue in possession until such tenancy shall be terminated by either Landlord or Tenant giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Base Rent by Landlord following expiration or termination of this Lease shall not constitute a renewal of this Lease.

23.  LANDLORD'S DEFAULT

     Landlord shall not be deemed in breach or default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes of this provision, a reasonable time shall not be less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

24.  PARKING

     Tenant shall have a license to use the number of non-designated and non-exclusive parking spaces specified in the Basic Lease Information. Landlord shall exercise reasonable efforts to insure that such spaces are available to Tenant for its use, but Landlord shall not be required to enforce Tenant's right to use the same.

25.  SALE OF PREMISES

     In the event of any sale of the Premises by Landlord or the cessation otherwise of Landlord's interest therein, Landlord shall be and is hereby entirely released from any and all of its obligations to perform or further perform under this Lease and from all liability hereunder accruing from or after the date of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease. For purposes of this Section 25, the term "Landlord" means only the owner and/or agent of the owner as such parties exist as of the date on which Tenant executes this Lease. A ground lease or similar long term lease by Landlord of the entire Building, of which the Premises are a part, shall be deemed a sale within the meaning of this Section
25. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of any of the provisions of this Lease.

26.  WAIVER

     No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after default by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such default, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

27.  CASUALTY DAMAGE

     If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage. If Landlord does not elect to terminate this Lease, and provided insurance proceeds and any contributions from Tenant, if necessary, are available to fully repair the damage, Landlord shall within one hundred twenty
(120) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Landlord shall not be responsible for delays outside its control) to substantially the condition in which it was immediately prior to the happening of the casualty; provided, Landlord shall not be required to rebuild, repair, or replace any part of Tenant's furniture, furnishings, fixtures and/or equipment removable by Tenant or any improvements, alterations or additions installed by or for the benefit of Tenant under the provisions of this Lease. Landlord shall not in any event be required to spend or such work an amount in excess of the insurance proceeds (excluding any deductible) and any contributions from Tenant, if necessary, actually received by Landlord as a result of the fire or other casualty. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by the Tenant or loss of Tenant's personal property resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy. Notwithstanding anything to the contrary contained herein, if the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, (i) the Rent shall not be diminished during the repair of such damage, (ii) Tenant shall not have any right to terminate this Lease due to the occurrence of such casualty or damage, and (iii) Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of all or any portion of the Building caused thereby (including, without limitation, any deductible) to the extent such cost and expense is not covered by insurance proceeds. In the event the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty
(30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder except for those obligations expressly intended to survive any such termination of this Lease. Except as otherwise provided in this Section 27, Tenant hereby waives the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code.

28.  CONDEMNATION

     If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant. If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as solely determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

29.  ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS

     29.1 HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE: Prior to executing this Lease; Tenant has completed, executed and delivered to Landlord Tenant's initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as EXHIBIT G and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall commencing with the date which is one year from the Commencement Date and continuing every year thereafter, complete, execute, and deliver to Landlord, a Hazardous Materials Disclosure Certificate (the "HazMat Certificate") describing Tenant's present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificate required hereunder shall be in substantially the form as that which is attached hereto as EXHIBIT E.

     29.2 DEFINITION OF HAZARDOUS MATERIALS: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable;
(d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Premises, the Building, the Lot, the Park or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises or any surrounding property.

     29.3 PROHIBITION; ENVIRONMENTAL LAWS: Tenant shall not be entitled to use nor store any Hazardous Materials on, in, or about the Premises, the Building, the Lot and the Park, or any portion of the foregoing, without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing, provided that such usage and storage is only to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord and provided further that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under; on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right at all times during the Term of this Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 29, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas. The cost of all such inspections, tests and investigations shall be borne solely by Tenant, if Landlord reasonably determines that Tenant or any of Tenant's Representatives are directly or indirectly responsible in any manner for any contamination revealed by such inspections, tests and investigations. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

     29.4 TENANT'S ENVIRONMENTAL OBLIGATIONS: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises or in any Common Areas. Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Park and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, cleanup, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Premises, the Building; the Lot or the Park. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises, the Building, the Lot and the Park after the satisfactory completion of such work.

     29.5 ENVIRONMENTAL INDEMNITY: In addition to Tenant's obligations as set forth hereinabove, Tenant and Tenant's officers and directors agree to, and shall, protect, indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses (including, without limitation, diminution in value of any portion of the Premises, the Building, the Lot or the Park, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Building and/or Park), suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees and court costs) arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Premises, the Common Areas, Building, the Lot or the Park as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives. Neither the written consent of Landlord to the release, use or storage of Hazardous Materials in, on, under or about any portion of the Premises, the Building, the Lot and/or the Park, nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant and Tenant's officers and directors from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this Section 29.5 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws.

     29.6 SURVIVAL: Tenant's obligations and liabilities pursuant to the provisions of this Section 29 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises, the Building, the Lot and/or the Park is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including without limitation all Environmental Laws at the expiration or earlier termination of this Lease, then in Landlord's sole discretion, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Building, the Lot and/or the Park in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 22 of this Lease.

     29.7 DISCLOSURE: The land described herein contains residual hazardous substances. Such condition renders the land and the owner, Tenant or other possessor of the land subject to requirements, restrictions, provisions, and liabilities contained in chapter 6.5 and chapter 6.8 of division 20 of the Health and Safety Code as same may be amended from time to time, and any successor statutes thereof. This statement is not a declaration that a hazard to public health, safety and welfare exists. Notwithstanding anything to the contrary contained herein, nothing contained in this Section 29 shall be deemed to make Tenant responsible for any Hazardous Materials existing at the Premises as of the date of Landlord's delivery of possession of the Premises.

30.  FINANCIAL STATEMENTS

     Tenant, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon the Premises, the Building or the Park or any portion thereof, or any prospective purchaser of the Building or the Park or any portion thereof, within ten (10) days after Landlord's request therefor, but not more often than once annually so long as Tenant is not in default of this Lease, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of Tenant at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, Tenant shall provide Landlord with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant. If Landlord so requests, Tenant shall deliver to Landlord an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Any and all options granted to Tenant hereunder shall be subject to and conditioned upon Landlord's reasonable approval of Tenant's financial condition at the time of Tenant's exercise of any such option, if Tenant is not yet profitable.

31.  GENERAL PROVISIONS

     31.1 TIME: Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

     31.2 SUCCESSORS AND ASSIGNS: The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

     31.3 RECORDATION: Tenant shall not record this Lease or a short form memorandum hereof without the prior written consent of the Landlord.

     31.4 LANDLORD'S PERSONAL LIABILITY: The liability of Landlord (which, for purposes of this Lease, shall include Landlord and the owner of the Building if other than Landlord) to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners or members in the Premises or the Building, and Tenant agrees to look solely to the Premises for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, members, directors, officers, shareholders, agents or employees of Landlord (including without limitation, any property management company of Landlord); it being intended that Landlord and the individual partners, members, directors, officers, shareholders, agents and employees of Landlord (including without limitation, any property management company of Landlord) shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building, and Landlord shall be automatically released from further performance under this Lease upon transfer of Landlord's interest in the Premises or the Building.

     31.5 SEPARABILITY: Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

     31.6 CHOICE OF LAW: This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

     31.7 ATTORNEYS' FEES: In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

     31.8 ENTIRE AGREEMENT: This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party, that is not in writing and signed by all parties to this Lease, shall be binding.

     31.9 WARRANTY OF AUTHORITY: On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder, Tenant hereby warrants that this Lease is valid and binding upon Tenant and enforceable against Tenant in accordance with its terms.

     31.10 NOTICES: Any and all notices and demands required or permitted to be given hereunder to Landlord shall be in writing and shall be sent: (a) by United States mail, certified and postage prepaid; or (b) by personal delivery; or (c) by overnight courier, addressed to Landlord at 101 Lincoln Centre Drive, Fourth Floor, Foster City, California 94404-1167, with a copy to AMB Property L.P., c/o AMB Property Corporation at 505 Montgomery Street, San Francisco, California 94111. Any and all notices and demands required or permitted to be given hereunder to Tenant shall be in writing and shall be sent: (i) by United States mail, certified and postage prepaid; or (ii) by personal delivery to any employee or agent of Tenant over the age of eighteen (18) years of age; or (iii) by overnight courier, all of which shall be addressed to Tenant at the Premises. Notice and/or demand shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail. Any notice or requirement of service required by any statute or law now or hereafter in effect, including, but not limited to, California Code of Civil Procedure Sections 1161, 1161.1, and 1162 (including any amendments, supplements or substitutions thereof), is hereby waived by Tenant.

     31.11 JOINT AND SEVERAL: If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

     31.12 COVENANTS AND CONDITIONS: Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

     31.13 WAIVER OF JURY TRIAL: The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, the Building or the Park, and/or any claim of injury, loss or damage.

     31.14 COUNTERCLAIMS: In the event Landlord commence any proceedings for nonpayment of Rent, Additional Rent, or any other sums or amounts due hereunder, Tenant shall not interpose any counterclaim of whatever nature or description in any such proceedings, provided, however, nothing contained herein shall be deemed or construed as a waiver of the Tenant's right to assert such claims in any separate action brought by Tenant or the right to offset the amount of any final judgment owed by Landlord to Tenant.

     31.15 UNDERLINING: The use of underlining within the Lease is for Landlord's reference purposes only and no other meaning or emphasis is intended by this use, nor should any be inferred.

     31.16 MERGER: The voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof by Landlord and Tenant, or a termination of this Lease by Landlord for a material default by Tenant hereunder, shall not work a merger, and, at the sole option of Landlord, (i) shall terminate all or any existing subleases or subtenancies, or (ii) may operate as an assignment to Landlord of any or all of such subleases or subtenancies. Landlord's election of either or both of the foregoing options shall be exercised by delivery by Landlord of written notice thereof to Tenant and all known subtenants under any sublease.

32.  SIGNS

     All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's sign criteria as same may exist from time to time or as set forth in EXHIBIT H hereto and made a part hereof. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the Park be permitted hereunder. Tenant further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.

33.  MORTGAGEE PROTECTION

     Upon any default on the part of Landlord, Tenant will give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be less than ninety (90) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord.

34.  QUITCLAIM

     Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed of Tenant's interest in and to the Premises. If Tenant fails to so deliver to Landlord such a quitclaim deed, Tenant hereby agrees that Landlord shall have the full authority and right to record such a quitclaim deed signed only by Landlord and such quitclaim deed shall be deemed conclusive and binding upon Tenant.

35.  MODIFICATIONS FOR LENDER

     If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Tenant's rights hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder.

36.  WARRANTIES OF TENANT

     Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

37.  COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT

     Landlord and Tenant hereby agree and acknowledge that the Premises, the Building and/or the Park may be subject to the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 ET SEQ., including, but not limited to Title III thereof, all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Tenant shall be solely responsible for conducting its own independent investigation of this matter and for ensuring that the design of all improvements or alterations to be made to the Premises by, or on behalf of, Tenant strictly comply with all requirements of the ADA. Subject to reimbursement pursuant to Section 6 of the Lease, if any barrier removal work or other work is required to the Building, the Common Areas or the Park under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's use of the Premises or any work or alteration made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises or the Building; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises or the Building; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises or the Building. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' violation or alleged violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

38.  BROKERAGE COMMISSION

     Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) (as set forth on Page 1), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Any real estate brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease shall only be payable and applicable to the extent of the initial Term of the Lease and to the extent of the Premises as same exist as of the date on which Tenant executes this Lease. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission of finder's fee shall be owed to, or otherwise payable to, the Brokers) or any renewals or other extensions of the initial Term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the date on which Tenant executes this Lease. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease.

39.      QUIET ENJOYMENT

     Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease, and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly hold, occupy and enjoy the Premises and the Common Areas during the Term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas.

40.      LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS

     Notwithstanding anything to the contrary contained in this Lease, if Tenant shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, and/or if the failure of Tenant relates to a matter which in Landlord's judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Landlord may, at Landlord's option without any obligation to do so, and in its sole discretion as to the necessity therefor, perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant. If Landlord so performs any of Tenant's obligations hereunder, the full amount of the cost and expense entailed or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment at the greater of (i) ten percent (10%) per annum, or (ii) the highest rate permitted by applicable law and Enforcement Expenses.

41.      TENANT'S EARLY TERMINATION OPTION

     41.1 TERMINATION DATE: Tenant shall have a one-time option (the "Termination Option") to terminate this Lease, effective as of the April 15, 2001 (the "Termination Date"). The Termination Option is granted subject to the following terms and conditions:

     41.1.1 PERMIT APPROVAL: So long as Tenant has submitted its plans for Plan Check and Conditional Use Permit Approval by December 15th, 2000, and, despite the exercise of Tenant's best efforts to obtain such Plan Check and Conditional Use Permit Approval, by or before March 15, 2001, Tenant has not received approval of a Conditional Use Permit and/or Building Permit by the City of Menlo Park for Tenant's Alterations to the Premises (i) to accommodate Tenant's use of the Premises as an R&D Lab for research on lab animals, and (ii) with an employee count of no more than twenty-five employees at the Premises; and

     41.1.2 NOTICE: Tenant delivers to Landlord written notice of Tenant's election to exercise the Termination Option, which notice is given no later than March 15, 2001 (the "Termination Notice"); and

     41.1.3 NO DEFAULT: Tenant is not then in default under this Lease beyond any applicable cure periods either on the date that Tenant exercises the Termination Option, or unless waived in writing by Landlord, on the Termination Date; and

     41.1.4 TERMINATION FEE: Tenant pays to Landlord concurrently with delivery of the Termination Notice, a cash lease termination fee (the "Fee") equal to one hundred twenty-three thousand one hundred eighty and 00/100 dollars ($123,180.00).

     41.2 TERMS: If Tenant timely and properly exercises the Termination Option,
(i) all rent payable under this Lease shall be paid through and apportioned as of the Termination Date (in addition to payment by Tenant of the Fee); (ii) neither party shall have any rights, estates, liabilities, or obligations under this Lease for the period accruing after the Termination Date, except those which by the provisions of this Lease, expressly survive the expiration or termination of the Term of this Lease; (iii) Tenant shall surrender and vacate the Premises and deliver possession thereof to Landlord on or before the Termination Date in the condition required under this Lease for surrender of the Premises; and (iv) Landlord and Tenant shall enter into a written agreement reflecting the termination of this Lease upon the terms provided for herein, which agreement shall be executed within thirty (30) days after Tenant exercises the termination Option and delivers to Landlord the written notice required above. It is the parties' intention that nothing contained herein shall impair, diminish or otherwise prevent Landlord from recovering from Tenant such additional sums as maybe necessary for payment of Tenant's Share of the Operating Expenses, Tax Expenses, Common Area Utility Cos., Utility Expenses, Administrative Charges and any other sums due and payable under this Lease allocated to any period prior to the Termination Date, including, any sums required to repair any damage to the Premises and/or restore the Premises to the condition required under the provisions of this Lease.

     TERMINATION: The Termination Option shall automatically terminate and become null and void upon the earlier to occur of (i) the breach or default by Tenant of any of the terms of this Lease beyond any applicable cure periods either on the date that tenant exercises the Termination Option, or unless waived in writing by Landlord, on the Termination Date; (ii) the termination of Tenant's right to possession of the Premises under the provisions of this Lease;
or (iii) the failure of Tenant to timely or properly exercise the Termination option as contemplated herein. This Termination Option is personal to Tenant and may not be assigned voluntarily, separate from or as part of the Lease.

     IN WITNESS WHEREOF, this Lease is executed by the parties as of the Lease Date referenced on Page 1 of this Lease.

TENANT:

DELTAGEN, INC.,
a California corporation


By:
         --------------------------------------
Its:
         --------------------------------------
Date:
         --------------------------------------

By:
       ----------------------------------------
Its:
       ----------------------------------------
Date:
       ----------------------------------------


LANDLORD:

AMB PROPERTY, L.P.,
a Delaware limited partnership


By:   AMB PROPERTY CORPORATION,
      a Maryland corporation, its general partner

      By:
               --------------------------------
               Name

      Its:
               --------------------------------

Date:
      -----------------------------------------


If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice-president AND the secretary or assistant secretary, UNLESS the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

                                    EXHIBIT A
                                    PREMISES


     This exhibit, entitled "Premises", is and shall constitute EXHIBIT A to that certain Lease Agreement dated October 1, 2000 (the "Lease"), by and between AMB PROPERTY, L.P., a Delaware limited partnership ("Landlord") and Deltagen, Inc., a California corporation ("Tenant") for the leasing of certain premises located in the Willow Park at Building B, 1210 Hamilton Court, Menlo Park, California (the "Premises").

     The Premises consist of the rentable square footage of space specified in the Basic Lease Information and has the address specified in the Basic Lease Information. The Premises are a part of and are contained in the Building specified in the Basic Lease Information. The area below depicts the Premises within the Building:

                                 [MAP GOES HERE]

                                    EXHIBIT B
                               TENANT IMPROVEMENTS


     This exhibit, entitled "Tenant Improvements", is and shall constitute EXHIBIT B to that certain Lease Agreement dated October 1, 2000 (the "Lease"), by and between AMB PROPERTY, L.P., a Delaware limited partnership ("Landlord") and Deltagen, Inc., a California corporation ("Tenant") for the leasing of certain premises located in the Willow Park at Building B, 1210 Hamilton Court, Menlo Park, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT B are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

     TENANT IMPROVEMENTS, AS-IS CONDITION: Tenant hereby accepts the Premises as suitable for Tenant's intended use and as being in good operating order, condition and repair, "AS-IS", and without representation or warranty by Landlord nor any of Landlord's agents, representatives or employees as to the suitability, fitness, condition, use or occupancy which may be made thereof. Tenant further acknowledges and agrees that neither Landlord nor any of Landlord's agents, representatives or employees has agreed to undertake any alterations or construct any improvements ("Tenant Improvements") to the Premises. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant.

                                    EXHIBIT C
                              RULES AND REGULATIONS


     This exhibit, entitled "Rules & Regulations", is and shall constitute EXHIBIT C to that certain Lease Agreement dated October 1, 2000 (the "Lease"), by and between AMB PROPERTY, L.P., a Delaware limited partnership ("Landlord") and Deltagen, Inc., a California corporation ("Tenant") for the leasing of certain premises located in the Willow Park at Building B, 1210 Hamilton Court, Menlo Park, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT C are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

2. Tenant shall not regularly park motor vehicles in designated parking areas after the conclusion of normal daily business activity.

3. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord.

4. All window coverings installed by Tenant and visible from the outside of the Building require the prior written approval of Landlord.

5. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, the Building or the Park.

6. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Landlord.

7. Tenant agrees not to make any duplicate keys without the prior consent of Landlord.

8. Tenant shall park motor vehicles in those general parking areas as designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow within the Park and loading and unloading areas of other Tenants.

9. Tenant shall not disturb, solicit or canvas any occupant of the Building or Park and shall cooperate to prevent same.

10.  No person shall go on the roof without Landlord's permission.

11. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such, a degree as to be objectionable to Landlord or other Tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

12. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

13. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Park or on streets adjacent thereto.

14. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

15. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

16. Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort in or around the Premises, the Building, the Park or any of the Common Areas of the foregoing. No displays or sales of merchandise shall be allowed in the parking lots or other Common Areas.

17. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Park or any of the Common Areas of the foregoing; provided, however, that Tenant shall be allowed to bring into and keep live mice on the Premises for the purpose of research and development.

18. Tenant shall not permit any motor vehicles to be washed on any portion of the Premises or in the Common Areas of the Park, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or in the Common Areas of the Park.

                                    EXHIBIT D
                                   WILLOW PARK
              DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS

     This Declaration of Covenants, Conditions and Restrictions (hereinafter called "Declaration") is made this twenty-fifth day of August 1979, by LINCOLN PROPERTY COMPANY NO. 238, A CALIFORNIA LIMITED PARTNERSHIP (PHASES 1 & 2); LINCOLN PROPERTY COMPANY NO. 287, LTD., A CALIFORNIA LIMITED PARTNERSHIP (PHASE
3); LINCOLN PROPERTY COMPANY NO. 355, LTD., A CALIFORNIA LIMITED PARTNERSHIP (PHASE 4); LINCOLN PROPERTY COMPANY NO. 440, LTD., A CALIFORNIA LIMITED PARTNERSHIP (PHASE 5); LINCOLN PROPERTY COMPANY NO. 1179, A CALIFORNIA LIMITED PARTNERSHIP (PHASE 6); LINCOLN PROPERTY COMPANY NO. 2036 LIMITED PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP (PHASE 7) (hereinafter called "Lincoln Property Company").

                                    RECITALS

     1. Declarant is, or at the time of recording this Declaration will be, the Owner in fee of all that certain real property which is situated in the City of Menlo Park, County of San Mateo, State of California, described on the map (hereinafter called "Map") entitled "Memo Industrial Center, Menlo Park, California" which Map is filed in the office of the Recorder of the County of San Mateo, State of California, on October 1, 1979, in Book No. 99 of Maps, at pages 81, 82 and 83.

     2. As Owner of the real property described in Paragraph 1 of these Recitals, Declarant has executed this Declaration for the purpose of imposing upon all portions of said real property (other than Parcel E as shown on the Map) a general plan of improvement for the benefit of said real property (other than said Parcel E) and its present and future owners. Said real property (other than Parcel E) is hereinafter called the "Property."

     NOW, THEREFORE, Declarant hereby declares that the Property is now held, and shall hereafter be held, developed, encumbered, hypothecated, transferred, sold, leased, conveyed, improved, used and occupied subject to the covenants, conditions, restrictions and limitations hereinafter set forth, all of which are declared to be in furtherance of a plan for the development and operation of a landscaped business and industrial park and are established for the purpose of enhancing and protecting the value, attractiveness and desirability of the Property and every part thereof. Each of the covenants, conditions, restrictions and limitations set forth herein shall run with the land, and every part thereof, and shall burden as well as inure to the benefit of and pass with each and every portion of the Property hereinafter developed, encumbered, hypothecated, transferred, sold, leased, conveyed, improved, used or occupied and shall apply to and bind any and all parties having or acquiring any right, title, license or interest in the Property or any part thereof.

                                    ARTICLE I
                                   DEFINITIONS

     Unless the context otherwise specifies or requires, the terms defined in this Article I shall, for all purposes of this Declaration, have the meanings herein specified.

     1.1 BUILDING. "Building" shall mean the principal structure or structures on any Site, including all garages, outside platforms, outbuildings, docks and the like.

     1.2 DECLARANT. "Declarant" shall mean Lincoln Property Company, its successors and assigns. Declarant's assigns shall be deemed to include any party whom Declarant designates, by means of a notice recorded in the Official Records of San Mateo County, as the party who, from and after the date such notice is recorded, will perform Declarant's functions under his Declaration.

     1.3 DEED OF TRUST. "Deed of Trust" shall mean, with respect to any portion of the property, a duly recorded Deed of Trust, mortgage or other instrument which created a lien on the portion of the Property is describes.

     1.4 IMPROVEMENTS. "Improvements" shall mean and include without limitation buildings, outbuildings, pedestrian and vehicle access facilities, parking areas, loading areas, fences, walls, hedged mass plantings, landscaping, poles, signs and any structures of any type or kind.

     1.5 OWNER. "Owner" shall mean any person, firm, corporation or other legal entity (including Declarant) which owns fee title to a Site, as shown by the Official Records of the County of San Mateo; provided, however, that the term "Owner" shall not include a mortgage or beneficiary under a deed of trust holding a security interest in a Site unless such mortgagee or beneficiary is in actual physical possession of the Site.

     Whenever this Declaration creates or imposes an obligation with respect to a Site, the Owner of the Site shall be responsible for the timely and proper performance of the obligation, notwithstanding any delegation of such responsibility by lease, contract, or otherwise to another party.

     1.6 PROPERTY. "Property" shall mean that certain real property subject to the covenants, conditions and restrictions set forth herein, namely, that real property described on EXHIBIT A attached hereto and incorporated herein.

     1.7 SITE. "Site" shall mean a continuous area of land within the Property which is owned of record by the same Owner, whether shown as one parcel on any recorded map or as a combination of parcels or of portions thereof.

                                   ARTICLE II
                               REGULATION OF USES

     2.1 PERMITTED USES. Unless otherwise specifically prohibited herein, or by applicable law, any business/industrial use will be permissible if it does not constitute a nuisance to adjacent Sites. Permitted uses will include, but not be limited to, manufacturing, warehousing, distribution, cartage, processing, storage, wholesaling, office, laboratory, professional and research and development.

     2.2 NUISANCE. No noxious or offensive activity shall be carried on nor shall anything be done on any Site which may be or become an annoyance or nuisance to the Owners or occupants of other Sites, or which will be offensive to the Owners or occupants of other Sites by reason of odor, fumes, discharge of any chemical or industrial waste above or below ground, dust, dirt, fly-ash, smoke, noise, glare or which will be hazardous by reason of danger of fire or explosion or any other hazard.

     2.3 RIGHT OF ENTRY. During reasonable hours and subject to reasonable security requirements, Declarant or its authorized representative shall have the right to enter upon and inspect any Building and/or Site and the Improvements thereon for the purpose of ascertaining whether or not the provisions of this Declaration have been or are being complied with and shall not be deemed guilty of trespass by reason of such entry.

                                   ARTICLE III
                           REGULATION OF IMPROVEMENTS

     3.1 MINIMUM SETBACK LINES.

          (a) General. No Improvement and no part thereof shall be placed on any Site closer to a property line than herein provided. The following Improvements are specifically excluded from these setback provisions:

               (1) Roof overhang, subject to the specific approval of Declarant in writing.

               (2) Steps and walks.

               (3) Paving and associated curbing, except that vehicle parking areas shall not be permitted within ten (10) feet of the street property line or lines.

               (4) Fences, except that no fence shall be placed within the street setback area unless specific approval is given by Declarant in writing.

               (5) Landscaping.

               (6) Planters, not to exceed three (3) feet in height.

               (7) Railroad spur tracks, switches and bumpers, provided that the location of such tracks, switches and bumpers is specifically approved by Declarant in writing.

               (8) Displays identifying the Owner, Lessee or occupant, subject to the specific approval of Declarant in writing.

          (b) Setback from interior property lines. No setback is established from a rear or side interior property line. The interior lot lines for a corner lot shall be considered to have a real property line.

          (c) Setback Street Property Lines. The setback line is established as twenty (20) feet from property line on all streets on the property.

     3.2 COMPLETION OF CONSTRUCTION. After commencement of construction of any Improvement, the Owner shall diligently prosecute the work thereon to the end that the Improvement shall not remain in a partly finished condition any longer than reasonably necessary for the completion thereof.

     3.3 No excavation shall be made except in connection with construction of an Improvement, and upon completion thereof, exposed openings shall be backfilled and disturbed ground shall be graded and leveled.

     3.4 LANDSCAPING.

          (a) Every Site on which a Building shall have been placed shall be landscaped according to plans approved as specified herein and maintained thereafter in a sightly and well-kept condition.

          (b) An Owner, Lessee or occupant shall landscape and maintain unpaved areas between the property lines and the setback lines.

          (c) An Owner, Lessee or occupant shall provide hose bibs and maintenance facilities in the vicinity of the landscaped areas.

          (d) Landscape as approved by Declarant shall be installed within ninety (90) days of occupancy or completion of the Building, whichever occurs first.

         3.5 SITE MAINTENANCE. All Improvements on each Site including, without limitation, all walks, driveways, fences, parking areas, landscaping and the exterior of all structures on each Site, shall be maintained free of litter and debris and in good condition, order and repair. Landscaping shall be kept in thriving condition, weed-free and neatly trimmed. All undeveloped Sites shall be kept clean, mowed and in a condition so as not to be a dust or weed problem.

          3.6 SIGNS AND LIGHTING. No signs or displays shall be created on any Site, other than the following:

               (a) Signs identifying the name, building and business of any person or firm occupying a Site, the size, design and color of which has been specifically approved by Declarant in writing; and

               (b) Offering a Site for sale or lease if Declarant has specifically approved said signs in writing.

               All signs and displays shall be located below the roof line of the building and shall comply with all applicable laws and ordinances.

               Lighting shall be restricted to parking and security lights, fire lighting and low-level sign illumination and floodlighting of buildings or landscaping. All lighting shall be shielded and contained within property lines.

     3.7 PARKING AREAS. Adequate parking on a Site shall be provided to accommodate all parking needs for employees, visitors and company vehicles. There shall also be adequate areas provided for truck loading and unloading. The intent of this provision is to eliminate the need for any on-street parking. If parking or loading requirements increase as a result of a change in use or number of employees, additional off-street parking shall be provided to satisfy the intent of this section.

     3.8 BUILDING REGULATIONS. Any building erected on a Site shall conform to the following construction practices:

          (a) Exterior walls of sheet or corrugated iron, steel, aluminum or asbestos will be permitted only upon specific approval in writing by Declarant.

          (b) Exterior walls shall be painted or suitably treated in a manner acceptable to Declarant.

                                   ARTICLE IV
                                APPROVAL OF PLANS

     4.1 No Improvement shall be erected, placed, altered, maintained or permitted to remain on any land subject to these restrictions until plans and specifications showing plot layout, including parking and all exterior elevations, with materials and colors, have been submitted to and approved in writing by Declarant. Said approval shall be in addition to any approvals and/or permits required by the City of Menlo Park or any other legal entity having jurisdiction. Such plans and specifications shall be submitted in writing over the signature of the Owner of Lessee of the Site or his authorized agent.

     4.2 Approval shall be based, among other things, on adequacy of Site dimensions, adequacy of structural design, conformity and harmony of external design with neighboring Improvements, effect of location and use of Improvements on neighboring Sites; proper facing of main elevation with respect to nearby streets; and conformity of the plans and specifications to the purpose and general plan and intent of these restrictions. Declarant shall not arbitrarily or unreasonably withhold its approval of such plans and specifications.

     4.3 If Declarant fails either to approve or to disapprove such plans and specifications within thirty (30) days after the same have been submitted to it, it shall be conclusively presumed that Declarant has approved said plans and specifications, subject, however, to the restrictions contained in ARTICLE III hereof.

     4.4 Notwithstanding anything to the contrary herein contained, after the expiration of one year from the date of issuance of a building permit by municipal or other governmental authority for any Improvement, said Improvement shall, in favor of purchasers and encumbrancers in good faith and for value, be deemed to be in compliance with all provisions of this ARTICLE IV, unless actual notice of such non-compliance or non-completion executed by Declarant shall appear of record in the office of the County Recorder of San Mateo County, California, or unless legal proceedings shall have been instituted to enforce compliance or completion.

     4.5 FEE. An architectural review fee shall be paid to Declarant at the time plans are submitted for approval based upon the following schedule:

          (a) When the plans submitted are prepared by an architect licensed to practice in the State of California, the architectural review fee shall be $100.00.

          (b) In all other cases, the architectural review fee shall be $200.00.

                                    ARTICLE V
                      DURATION AND MODIFICATION AND REPEAL

     5.1 TERM. This Declaration, every provision hereof and every covenant, conditions and restriction contained herein shall continue in full force and effect for a period of sixty (60) years from the date hereof.

     5.2 TERMINATION AND MODIFICATION. This Declaration or any provisions thereof or any covenant, condition or restriction contained herein may be terminated, extended, modified or amended as to the whole of said property or any portion thereof, with the written consent of the Owners of sixty-five percent (65%) in area of the Property; provided that so long as Declarant owns at least twenty percent (20%) in area of the Property, no such termination, extension, modification or amendment shall be effective without Declarant's written approval. No termination, extension, modification or amendment hereof shall be effective until a written instrument embodying the same has been executed and recorded in the Official Records of San Mateo County.

                                   ARTICLE VI
                                   ENFORCEMENT

     6.1 ABATEMENT AND SUIT. Violation or breach of any restriction herein contained shall give to Declarant the right to enter upon the Property upon or as to which said violation or breach exists and summarily to abate and remove at the expense of the Owner, Lessee or occupant thereof any structure, thing or condition that may be or exist thereon contrary to the intent and meaning of the provisions hereof, or to prosecute a proceeding at law or in equity against the person or persons who have violated or are attempting to violate any of these restrictions to enjoin or prevent them from doing so, to cause said violation to be remedied or to recover damages for said violation. In addition, every Owner of a Site shall have the right, in the event of violation or breach of any restriction herein contained, to prosecute a proceeding at law or in equity against the person or persons who have violated or are attempting to violate any of these restrictions to enjoin or to recover damages for said violation. All remedies provided herein or at law or inequity shall be cumulative and not exclusive.

     6.2 DEEMED TO CONSTITUTE A NUISANCE. The result of every action or omission whereby any restriction herein contained is violated in whole or in part is hereby declared to be and to constitute a nuisance. Every remedy allowed by law or equity against an Owner, either public or private, shall be applicable against every such result and may be exercised by Declarant or by any Owner of property subject hereto. Any costs or expenses paid or incurred by Declarant or an Owner (collectively referred to as "Declarant" in this Section 6.2) in abating such nuisance or prosecuting any such remedy (including all reasonable attorneys' fees and costs of collection), together with interest thereon at the rate of ten percent (10%) per annum, shall be a charge against the Site on which the nuisance has occurred or is occurring, shall be a continuing lien thereon until paid, and shall also be the personal obligation of the Owner of such Site when such charges became due and who committed such breach or violation. In addition to any other rights or remedies hereunder, Declarant may deliver to the Owner of the Site on which the nuisance has occurred or is occurring and record with the San Mateo County Recorder a certificate of notice of claim of lien. If the violation recited in such lien claim has not been cured to Declarant's satisfaction and any recited amounts so charged have not been paid within thirty (30) days thereafter, Declarant or its authorized representative may foreclose such lien by a sale conducted pursuant to Sections 2924, 2924b and

2924c of the California Civil Code, as amended from time to time, or other statues applicable to the exercise of powers of sales in mortgages or Deeds of Trust, or in any other manner permitted by law. Declarant, through its authorized representatives, may bid on and acquire any land subject to such lien at any such foreclosure sale. If the violations recited in such lien claim are timely cured and any recited amounts timely paid as provided above, Declarant shall forthwith record an appropriate release of such lien at Declarant's sole expense.

     6.3 ATTORNEYS' FEES. In any legal or equitable proceeding for the enforcement or to restrain the violation of this Declaration or any provision hereof, the losing party or parties shall pay the attorneys' fees of the prevailing party or parties, in such amount as may be fixed by the court in such proceedings.

     6.4 FAILURE TO ENFORCE NOT A WAIVER OF RIGHTS. The failure of Declarant or any Owner to enforce any restriction herein contained shall in no event be deemed to be a waiver of the right to do so thereafter nor of the right to enforce any other restriction.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     7.1 ASSIGNMENT OF DECLARANT'S RIGHTS AND DUTIES. Declarant may assign any and all of its rights, powers, reservations and obligations hereunder to any person, corporation or association. To be effective, any such assignments must be accepted in writing by the assignee and the acceptance must be recorded in the Official Records of San Mateo County. To the extent of the assignment, the assignee shall have the same rights, obligations, duties and powers and be subject to the same obligations and duties as given to and assumed by Declarant herein. The term Declarant as used herein includes all such assignees and their heirs, successors and assigns. Declarant may also resign as Declarant by recording a written notice of resignation in the Official Records of San Mateo County and mailing a copy thereof to each then Owner. The resignation shall be effective on the date it is recorded and Declarant shall thereafter have no further rights, powers, reservations, obligation or liabilities hereunder. If at any time Declarant either resigns or ceases to exist without making an assignment of its authority as Declarant, a successor Declarant may be appointed in the same manner as this Declaration, may be terminated, extended, modified or amended under Section 2 of ARTICLE IV.

     7.2 CONSTRUCTIVE NOTICE AND ACCEPTANCE. Every person or other entity who now or hereafter owns or acquires any right, title or interest in or to any portion of the Property is and shall be conclusively deemed to have consented and agreed to every covenant, condition and restriction contained herein, whether or not any reference to this Declaration is contained in the instrument by which such person or entity acquired an interest in said property.

     7.3 WAIVER. Neither Declarant nor its successors or assigns shall be liable to any Owner, Lessee, licensee or occupant of land subject to his Declarant by reason of any mistake in judgment, negligence, nonfeasance, action or inaction and/or for the enforcement or failure to enforce any provision of this Declaration. Every Owner, Lessee, licensee or occupant of any of said property by acquiring his interest therein agrees that he will not bring any action or suit against Declarant to recover any damages or to seek equitable relief because of any mistake in judgment, negligence, nonfeasance, action or inaction and/or the enforcement or failure to enforce any provision of this Declaration.

     7.4 MUTUALITY, RECIPROCITY, RUNS WITH LAND. All covenants, conditions, restrictions and agreements contained herein are made for the direct, mutual and reciprocal benefit of each and every part and parcel of the property now or hereafter made subject to this Declaration, shall create reciprocal rights and obligations between the respective Owners of all parcels and privity of contract and estate between all grantees of said parcels, their heirs, successors and assigns, and shall as to the Owner of each parcel, his heirs, successors and assigns, operate as covenants running with the land for the benefit of all other parcels.

     7.5 RIGHTS OF BENEFICIARIES. No breach of the restrictions and other provisions contained herein shall defeat or render invalid the lien of any Deed of Trust now or hereafter executed upon land subject to these restrictions; provided, however, that if any portion of said property is sold under a foreclosure of any mortgage or under the provisions of any deed of trust, any purchaser at such sale and his successors and assigns shall hold any and all property so purchased subject to all of the restrictions and other provisions of this Declaration.

     7.6 PARAGRAPH HEADINGS. Paragraph headings, where used herein, are inserted for convenience only and are not intended to be a part of this Declaration or in any way to define, limit or describe the scope and intent to the particular paragraphs to which they refer.

     7.7 EFFECT OF INVALIDATION. If any provision of this Declaration is held to be invalid by any court, the invalidity of such provision shall not affect the validity of the remaining provisions hereof.

     7.8 EXISTING IMPROVEMENTS. Improvements which are completely constructed on the date this Declaration is recorded are deemed to satisfy all the requirements hereof.

     7.9 ESTOPPEL CERTIFICATE. At the request of an Owner, Declarant shall supply to such Owner or any actual or potential encumbrancer or purchaser of a Site a written certificate stating that there are no violations hereof, or if there are any such violations, the nature of such violations. Such certificate shall be delivered within ten (10) working days after such request by an Owner.

                                    EXHIBIT E
                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

     Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of
Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:
                  ---------------------------------------
                  ---------------------------------------
                  c/o Legacy Partners Commercial, Inc.
                  101 Lincoln Centre Drive, Fourth Floor
                  Foster City, California  94404
                  Attn: ---------------------------------
                  Phone: (650) 571-2200

Name of (Prospective) Tenant:
                                    --------------------------------------------
Mailing Address:
                  --------------------------------------------------------------
- --------------------------------------------------------------------------------

Contact Person, Title and Telephone Number(s):
                                              ---------------------------------

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):
                    ------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

Address of (Prospective) Premises:
                                    --------------------------------------------

Length of (Prospective) Initial Term:
                                      ------------------------------------------

1.   GENERAL INFORMATION

     Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

2.   USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

     2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

          Wastes             Yes [ ]    No [ ]
          Chemical Products  Yes [ ]    No [ ]
          Other              Yes [ ]    No [ ]

          If Yes is marked, please explain:
                                             -----------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

     2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental
          Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.   STORAGE TANKS AND SUMPS

     3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.

          Yes [ ]    No [ ]

          If Yes is marked, please explain:
                                             -----------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

4.   WASTE MANAGEMENT

     4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

          Yes [ ]    No [ ]

     4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

          Yes [ ]    No [ ]

          If yes, attach a copy of the most recent report filed.

5.   WASTEWATER TREATMENT AND DISCHARGE

     5.1  Will your company discharge wastewater or other wastes to:

          _____ storm drain?   _____ sewer?
          _____ surface water? _____ no wastewater or other wastes discharged.

          Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

     5.2  Will any such wastewater or waste be treated before discharge?

          Yes [ ]    No [ ]

          If yes, describe the type of treatment proposed to be conducted. Existing Tenants should describe the actual treatment conducted.

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

6.   AIR DISCHARGES

     6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

          Yes [ ]    No [ ]

          If yes, please describe:
                                   ---------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

     6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

          _____  spray booth(s)       _____  incinerator(s)
          _____  dip tank(s)          _____  other (please describe)
          _____  drying oven(s)       _____  no equipment requiring air permits

          If yes, please describe:
                                   ---------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

7.   HAZARDOUS MATERIALS DISCLOSURES

     7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.

          Yes [ ]    No [ ]

          If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

     7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

          Yes [ ]    No [ ]

          If yes, please explain:
                                   ---------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

8.   ENFORCEMENT ACTIONS AND COMPLAINTS

     8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

          Yes [ ]    No [ ]

          If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

     8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

          Yes [ ]    No [ ]

          If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

     8.3 Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

           Yes [ ]    No [ ]

          If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

9.   PERMITS AND LICENSES

     9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals.

          Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name) _________________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(Prospective) Tenant:

By:
     -----------------------------------
Title:
        --------------------------------
Date:
       ---------------------------------

                                    EXHIBIT F
                       FIRST AMENDMENT TO LEASE AGREEMENT
                           CHANGE OF COMMENCEMENT DATE


     This First Amendment to Lease Agreement (the "Amendment") is made and entered into to be effective as of _______________, by and between ______________________ ("LANDLORD"), and ________________ ("TENANT"), with reference to the following facts:

                                    RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated _________ (the "Lease"), for the leasing of certain premises containing approximately rentable square feet of space located at California (the "Premises") as such Premises are more fully described in the Lease.

B. Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. RECITALS: Landlord and Tenant agree that the above recitals are true and correct.

     2.   The Commencement Date of the Lease shall be _________________________.

     3.   The last day of the Term of the Lease (the "Expiration Date") shall be
          __________.

     4.   The dates on which the Base Rent will be adjusted are:

          for the period ______ to ______ the monthly Base Rent shall be $__________;

          for the period ______ to ______ the monthly Base Rent shall be $__________; and

          for the period ______ to ______ the monthly Base Rent shall be $__________.

     5. EFFECT OF AMENDMENT: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

     6. DEFINITIONS: Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meaning set forth in the Lease.

     7. AUTHORITY: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

     8. The terms and provisions of the Lease are hereby incorporated in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

[PROPERTY MANAGER: Please provide Tenant information and Word Processing will complete the signature block]

                                    EXHIBIT I
                             TENANT'S TRADE FIXTURES

                                 LEASE AGREEMENT
                             BASIC LEASE INFORMATION


LEASE DATE:                                           October 1, 2000

LANDLORD:                                             AMB PROPERTY, L.P.,
                                                      a Delaware limited partnership

LANDLORD'S ADDRESS:                                   c/o Legacy Partners Commercial, Inc.
                                                      101 Lincoln Centre Drive, Fourth Floor
                                                      Foster City, California 94404-1167

TENANT:                                               Deltagen, Inc.
                                                      a California corporation

TENANT'S ADDRESS:                                     1003 Hamilton Court
                                                      Menlo Park, California 94025

PREMISES:                                             Approximately 22,237 rentable square feet as
                                                      shown on EXHIBIT A

PREMISES ADDRESS:                                     1255 Hamilton Court
                                                      Menlo Park, California 94025

BUILDING A:                                           Approximately 144,800 rentable square feet
LOT (BUILDING'S TAX PARCEL):                          APN 055-044-010
WILLOW PARK:                                          Approximately 984,954 rentable square feet
PHASE II OF THE PARK:                                 Approximately 253,939 rentable square feet

TERM:                                                 December 1, 2000 ("Commencement Date"), through
                                                      November 30, 2005 ("Expiration Date")

BASE RENT (Section 3):                                Twenty Two Thousand Two Hundred Thirty-Seven
                                                      and 00/100 Dollars ($22,237.00) per month

ADJUSTMENTS TO BASE RENT:                             December 1, 2001 - November 30, 2002    $23,126.48
                                                      December 1, 2002 - November 30, 2003    $24,051.54
                                                      December 1, 2003 - November 30, 2004    $25,013.60
                                                      December 1, 2004 - November 30, 2005    $26,014.14

LETTER OF CREDIT (Section 4):                         One Hundred Thirty Three Thousand Four Hundred
                                                      Twenty-Two and 00/100 Dollars ($133,422.00)


*TENANT'S SHARE OF OPERATING EXPENSES (Section 6.1):           9.43% of the Phase
*TENANT'S SHARE OF TAX EXPENSES (Section 6.2):                 15.36% of the Building
*TENANT'S SHARE OF COMMON AREA UTILITY COSTS (Section 7):      9.43% of the Phase
*TENANT'S SHARE OF UTILITY EXPENSES (Section 7):               9.43% of the Phase
*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.


PERMITTED USES (Section 9):                           Office, research and
                                                      development for gene data technology, but
                                                      only to the extent permitted by the City of
                                                      Menlo Park and all agencies and governmental
                                                      authorities having jurisdiction thereof.

UNRESERVED
PARKING SPACES:                                       Twenty-two (22) non-exclusive/and non-designated spaces

BROKER (Section 38):                                  Legacy Partners Commercial, Inc. for Landlord

EXHIBITS:                                             EXHIBIT A -  PREMISES, BUILDING LOT AND/OR PARK
                                                      EXHIBIT B -  INTENTIONALLY OMITTED
                                                      EXHIBIT C -  RULES AND REGULATIONS
                                                      EXHIBIT D -  COVENANTS, CONDITIONS AND RESTRICTIONS
                                                      EXHIBIT E -  HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE
                                                                   - EXAMPLE
                                                      EXHIBIT F -  CHANGE OF COMMENCEMENT DATE - EXAMPLE
                                                      EXHIBIT G -  TENANT'S INITIAL HAZARDOUS MATERIALS
                                                      DISCLOSURE CERTIFICATE
                                                      EXHIBIT H -  SIGN CRITERIA (INTENTIONALLY OMITTED)
                                                      EXHIBIT I -  TENANT'S TRADE FIXTURES

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
1.      Premises...............................................................1

2.      Adjustment of Commencement Date; Condition of the Premises.............1

3.      Rent...................................................................2

4.      Letter of Credit.......................................................2

5.      Tenant Improvements....................................................5

6.      Additional Rent........................................................5

7.      Utilities..............................................................8

8.      Late Charges...........................................................9

9.      Use of Premises.......................................................10

10.     Alterations and Additions and Surrender of Premises...................11

11.     Repairs and Maintenance...............................................12

12.     Insurance.............................................................13

13.     Waiver of Subrogation.................................................15

14.     Limitation of Liability and Indemnity.................................15

15.     Assignment and Subleasing.............................................16

16.     Ad Valorem Taxes......................................................18

17.     Subordination.........................................................18

18.     Right of Entry........................................................19

19.     Estoppel Certificate..................................................19

20.     Tenant's Default......................................................20

21.     Remedies for Tenant's Default.........................................21

22.     Holding Over..........................................................22

23.     Landlord's Default....................................................23

24.     Parking...............................................................23

25.     Sale of Premises......................................................23

26.     Waiver................................................................23

27.     Casualty Damage.......................................................24

28.     Condemnation..........................................................24

29.     Environmental Matters/Hazardous Materials.............................25

30.     Financial Statements..................................................28

31.     General Provisions....................................................28

32.     Signs.................................................................30

                                TABLE OF CONTENTS
                                   (continued)


SECTION                                                                     PAGE
33.     Mortgagee Protection..................................................31

34.     Quitclaim.............................................................31

35.     Modifications for Lender..............................................31

36.     Warranties of Tenant..................................................31

37.     Compliance with Americans with Disabilities Act.......................32

38.     Brokerage Commission..................................................32

39.     Quiet Enjoyment.......................................................33

40.     Landlord's Ability to Perform Tenant's Unperformed Obligations........33

41.     Tenant's Early Termination Option.....................................33

Exhibit A Premises...........................................................A-1

Exhibit B Tenant Improvements................................................B-1

Exhibit C Rules & Regulations................................................C-1

Exhibit D Willow Park - Declaration of Covenants, Conditions and
          Restrictions.......................................................D-1

Exhibit E Hazardous Materials Disclosure Certificate.........................E-1

Exhibit F First Amendment to Lease Agreement - Change of Commencement Date...F-1

Exhibit G Tenant's Initial Hazardous Materials Disclosure Certificate........G-1

Exhibit I Tenant's Trade Fixtures............................................I-1

                                 LEASE AGREEMENT

DATE:This Lease is made and entered  into as of the Lease Date set forth on Page
     I. The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.

1.   PREMISES

     Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Landlord hereby grants to Tenant a license for the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Areas of the Park, subject to the terms of this Lease. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage area of the Premises, the Building, the Lot and the Park shall be deemed to be the number of rentable square feet as set forth in the Basic Lease Information on Page 1. Tenant hereby acknowledges that the rentable square footage of the Premises may include a proportionate share of certain areas used in common by all occupants of the Building and/or the Park (for example an electrical room or telephone room). Tenant further agrees that the number of rentable square feet of the Building, the Lot and the Park may subsequently change after the Lease Date commensurate with any modifications to any of the foregoing by Landlord, and Tenant's Share shall accordingly change.

2.   ADJUSTMENT OF COMMENCEMENT DATE; CONDITION OF THE PREMISES

     2.1 If Landlord cannot deliver possession of the Premises-on the Commencement Date, Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided, the Lease Term and the obligation to pay Rent shall commence on the date possession is tendered and the Expiration Date shall be extended commensurately. In the event the commencement date and/or the expiration date of this Lease is other than the Commencement Date and/or Expiration Date specified in the Basic Lease Information, as the case may be, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit F hereto, wherein the parties shall specify the actual commencement date, expiration date and the date on which Tenant is to commence paying Rent. The word "Term" whenever used herein refers to the initial term of this Lease and any extension thereof. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in good condition and state of repair. Landlord shall repair, at its sole cost and expense, after receipt of Tenant's written notice thereof, which notice must be delivered to Landlord within the first ninety (90) days of the term of this Lease, any (i) mechanical and electrical systems serving the Premises which are not in good working order to the extent Tenant has not caused such systems to not be in good working order. Prior to Lease execution, Tenant shall conduct an inspection of the premises and provide Landlord a copy of such inspection with a list of items Landlord shall repair. Upon Lease execution Landlord shall commence to complete all repairs as diligently as possible. If Tenant fails to timely deliver to Landlord any such written notice of the aforementioned defects or deficiencies within said 90-day period, Landlord shall have no obligation to perform any such work thereafter, except as specifically provided in this Lease. Tenant hereby acknowledges and agrees that neither Landlord nor Landlord's agents or representatives has made any representations or warranties as to the suitability, safety or fitness of the Premises for the conduct of Tenant's business, Tenant's intended use of the Premises or for any other purpose.

     2.2 In the event Landlord permits Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be at Tenant's sole risk and subject to all the provisions of this Lease, including, but not limited to, the requirement to pay Rent and the Security Deposit, and to obtain the insurance required pursuant to this Lease and to deliver insurance certificates as required herein. In addition to the foregoing, Landlord shall have the right to impose such additional conditions on Tenant's early entry as Landlord shall deem appropriate. If, at any time, Tenant is in default of any term, condition or provision of this Lease, any such waiver by Landlord of Tenant's requirement to pay rental payments shall be null and void and Tenant shall immediately pay to Landlord all rental payments so waived by Landlord.

3.   RENT

     On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Base Rent (which shall be applied against the Rent payable for the first month Tenant is required to pay Base
Rent), the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 of this Lease. Tenant agrees to pay Landlord, without prior notice or demand, or abatement, offset deduction or claim the Base Rent specified in the Basic Lease Information, payable in advance at Landlord's address specified in the Basic Lease Information on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of the Lease. In addition to the Base Rent set forth in the Basic Lease Information, Tenant shall pay Landlord in advance on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, as Additional Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses. Tenant shall also pay to Landlord as Additional Rent hereunder, immediately on Landlord's demand therefor, any and all costs and expenses incurred by Landlord to enforce the provisions of this Lease, including, but not limited to, costs associated with the delivery of notices, delivery and recordation of notices) of default, attorneys' fees, expert fees, court costs and filing fees (collectively, the "Enforcement Expenses"). The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to waiver of the Base Rent and Tenant shall otherwise perform all other obligations of Tenant required hereunder. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date and the first day of the calendar month in which the date of termination occurs, as the case may be.

4.   LETTER OF CREDIT

     4.1 Simultaneously with Tenant's execution and delivery to Landlord of this Lease and the first month's Base Rent in accordance with the provisions of
Section 3 above, Tenant shall deliver to Landlord, as collateral for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease, an irrevocable and unconditional negotiable letter of credit (the "Letter of Credit"), in the form and containing the terms required herein, payable in the City of Foster City, California (or in addition you may state "payable in the County of San Mateo") running in favor of Landlord issued by a solvent nationally recognized bank or financial institution with a long term rating of BBB or higher, under the supervision of the Superintendent of Banks of the

State of California, or a National Banking Association, in the amount of One Hundred Thirty Three Thousand Four Hundred Twenty-Two and 00/100 Dollars ($133,422.00) (the "LC Amount"). The Letter of Credit shall be (i) at sight and irrevocable and unconditional, (ii) subject to the terms of this Section 4, maintained in effect, whether through replacement, renewal or extension, for the period from the Commencement Date of the Lease and continuing until the date which is sixty (60) days after the Expiration Date of the Lease (the "Letter of Credit Expiration Date's and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the Letter of Credit, without any action whatsoever on the part of Landlord, (iii) subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev) International Chamber of Commerce Publication #500, (iv) fully assignable by Landlord and permit partial draws. In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same) shall be acceptable to Landlord, in Landlord's sole discretion, and shall provide, among other things, in effect that: (A) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) statement that such amount is due to Landlord under the terms and conditions of this Lease, it being understood that if Landlord or its managing agent be a limited liability company, corporation, partnership or other entity, then such statement shall be signed by a managing member (if a limited liability company) an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity); (B) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement; and (C) in the event of a transfer of Landlord's interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part (or cause a substitute letter of credit to be delivered, as applicable), to the transferee and thereupon the Landlord shall, without any further agreement between the parties, be released b Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transferor assignment of the whole or any portion of said Letter of Credit to a new landlord.

     4.2 Tenant hereby acknowledges and agrees that Landlord is entering into this Lease in material reliance upon the ability of Landlord to draw upon, the Letter of Credit upon the occurrence of any default on the part of Tenant hereunder which continues beyond any applicable notice and cure periods. Tenant further acknowledges and agrees that if Landlord cannot draw upon the Letter of Credit within the times and in the manner as anticipated by Landlord herein, Landlord shall suffer irreparable damage, harm and injury. From time to time during the Term of this Lease it is anticipated by the parties that the Letter of Credit will need to be amended, modified and, possibly reissued. Landlord and Tenant hereby covenant and agree to cooperate with one another to promptly effectuate any such amendments, modifications and new issuances, including without limitation, executing and submitting to the Issuer any and all documents or instruments as may be reasonably required to effectuate same. Each and every time during the Term of this Lease there is a change in the identity or address of the parties, including without limitation, any change in the identity of Landlord due to the sale, transfer or other conveyance by Landlord of its rights and interests in, to and under this Lease to any other party, person or entity, the Letter of Credit shall immediately be amended or reissued to reflect such changes and the parties hereby agree to execute and submit to the Issuer such further applications, documents and instruments as may be necessary to effectuate same. It is the intention of the parties that each and every successor and assign of both Landlord and Tenant be bound by and subject to the terms and provisions of this Section 4. Landlord may, at any time and without notice to Tenant and without first obtaining Tenant's consent thereto, assign all or any portion of its interest in and to the Letter of Credit to another party, person or entity, regardless of whether or not such assignment is separate from or as a part of the assignment by Landlord of its rights and interests in and to this Lease.

     4.3 If, as a result of any such application or use of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than the LC Amount, Tenant shall, within five (5) days thereafter, provide Landlord with additional letters) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total amount of the LC Amount) and any such additional (or replacement) letter of credit shall comply with all of the provisions of this Section 4, and if Tenant fails to comply with the foregoing, notwithstanding anything to the contrary contained in Section 20 (reference the Tenant Default Section of the Lease) hereof, the same shall constitute an incurable default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the Letter of Credit Expiration Date, Landlord will accept a renewal letter of credit or substitute letter of credit (such renewal or substitute letter of credit to be in effect not later than thirty (30) days prior to the expiration of the Letter of Credit), which shall be irrevocable and automatically renewable as above provided through the Letter of Credit Expiration Date upon the namo terms as the expiring Letter of Credit or such other terms as may be acceptable to Landlord in its sole discretion. However, if the Letter of Credit is not timely renewed or a substitute letter of credit is not timely received, or if Tenant fails to maintain the Letter of Credit in the amount and in accordance with the terms set forth in this Section 4, Landlord shall have the right to present such Letter of Credit to the bank in accordance with the terms of this Section 4, and the entire sum evidenced thereby shall be paid to and held by Landlord as collateral for performance of all of Tenant's obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease.

     4.4 If there shall occur a default under this Lease as set forth in Section 20 (reference Tenant Default Section of the Lease) of this Lease, Landlord may, but without obligation to do so, draw upon the Letter of Credit, in part or in whole, to cure any default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which may be sustained by Landlord resulting from Tenant's default. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a "draw" by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw from the Letter of Credit. No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner.

     4.5 Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor be (x) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), (y) subject to the terms of such
Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), or (z) intended to serve as a "security deposit" within the meaning of such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time). The parties hereto (a) recite that the Letter of Credit is not intended to serve as a security deposit and such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), and any and all other laws, rules and regulations applicable to security deposits in the commercial context ("Security Deposit Laws") shad have no applicability or relevancy thereto and (b) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

5.   TENANT IMPROVEMENTS

     Tenant hereby accepts the Premises as suitable for Tenant's intended use and as being in good operating order, condition and repair, "AS IS" subject to the provisions in Section 2.1. Tenant acknowledges and agrees that neither Landlord nor any of Landlord's agents, representatives or employees has made any representations as to the suitability, fitness or condition of the Premises for the conduct of Tenant's business or for any other purpose, including without limitation, any storage incidental thereto. Tenant further acknowledges and agrees that neither Landlord nor any of Landlord's agents, representatives or employees has agreed to perform or undertake (i) any alterations to the Premises, or (ii) construct any improvements in or to the Premises (collectively, "Tenant Improvements"). Any exception to the foregoing provisions must be made by express written agreement by both parties.

6.   ADDITIONAL RENT

     It is intended by Landlord and Tenant that this Lease be a "triple net lease." The costs and expenses described in this Section 6 and alt other sums, charges costs and expenses specified in this Lease other than Base Rent are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent").

     6.1 Operating Expenses: In addition to the Base Rent set forth in Section 3, Tenant shall pay Tenant's Share, which is specified in the Basic Lease Information, of all Operating Expenses as Additional Rent. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, maintenance, repair and operation of the Premises, the Building and the Lot, and where applicable, of the Park referred to in the Basic Lease Information. The amount of Tenant's Share of Operating Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. These Operating Expenses max include, but are not limited to:

          6.1.1 Landlord's cost of repairs to, and maintenance of, the roof, the roof membrane and the exterior walls of the Building;

          6.1.2 Landlord's cost of maintaining the outside paved area, landscaping and other common areas for the Park. The term "Common Areas" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leasable exclusively to other tenants. The Common Areas include, but are not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, rail spurs, landscaped areas and similar areas and facilities;

          6.1.3 Landlord's annual cost of insurance insuring against fire and extended coverage (including, if Landlord elects, "all risk" or "special purpose" coverage) and all other insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building, the Lot and the Park (including the Common Areas), rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least six (6) months commencing on the date of loss, and subject to the provisions of Section 27 below, any deductible;

          6.1.4 Landlord's cost of (i) modifications and/or new improvements to the Building, the Common Areas and/or the Park occasioned by any rules, laws or regulations effective subsequent to the date on which the Building was originally constructed provided, if there are modifications necessitated by such rules, laws or regulations and required to be made to the structural portions of the Premises required to be maintained by Landlord pursuant to Section 11.3 below, then the cost of such modifications shall be amortized over a reasonable period which shall not be less than the lesser of fifteen (15) years or the reasonably estimated useful life of such modification and Tenant shall pay the monthly amortized portion of such costs as part of the operating expenses; (ii) reasonably necessary replacement improvements to the Building, the Common Areas and the Park after the Lease Date; and (iii) new improvements to the Building, the Common Areas and/or the Park that reduce operating costs or improve life/safety conditions, all as reasonably determined by Landlord, in its sole discretion;

          6.1.5 If Landlord elects to so procure, Landlord's cost of preventative maintenance, and repair contracts including, but not limited to, contracts for elevator systems and heating, ventilation and , air conditioning systems, lifts for disabled persons, and trash or refuse collection;

          6.1.6 Landlord's cost of security and fire protection services for the Building and/or the Park, as the case may be, if in Landlord's sole discretion such services are provided;

          6.1.7 Landlord's cost of supplies, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Park;

          6.1.8 Landlord's cost for the repairs and maintenance items set forth in Section 11.2 below;

          6.1.9 Landlord's cost for the management and administration of the Premises, the Building and/or Park or any part thereof, including, without limitation, a property management fee, accounting, auditing, billing, postage, salaries and benefits for clerical and supervisory employees, whether located on the Park or off-site, payroll taxes and legal and accounting costs and all fees, licenses and permits related to the ownership, operation and management of the Park. Such costs, excluding the cost of on-site management office expenses and employees, shall not exceed 3% of Rent; and

          6.1.10 Notwithstanding the forgoing, Tenant shall be responsible for the cost of replacement of capital expenditures described in this subparagraph 6.1 only on a prorata basis corresponding to the useful life of the capital expenditure, based on typical commercial real estate practices, that will be exhausted during the remainder of the term.

     6.2 TAX EXPENSES: In addition to the Base Rent set forth in Section 3, Tenant shall pay its share, which is specified in the Basic Lease Information, of all real property taxes applicable to the land and improvements included within the Lot on which the Premises are situated and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Tenant's personal property. The amount of Tenant's Share of Tax Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. Tenant shall also pay one hundred percent (100%) of any increase in real property taxes attributable, in Landlord's sole discretion, to any and all alterations or other improvements of any kind, which are above standard improvements customarily installed for similar buildings located within the Building or the Park (as applicable), whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises, the Building, the Lot or the Park, as against Landlord's right to rent, or as against Landlord's business of leasing the Premises or the occupancy of Tenant or any other tax, fee, or excise, however described, including, but not limited to, any value added -tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord.

     6.3 PAYMENT OF EXPENSES: Landlord shall estimate Tenant's Share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, and thereafter on the first (1st) day of each month throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses as of the beginning of each calendar year during the Term of this Lease and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first (1st) day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Tenant's obligation to pay Tenant's Share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

     6.4 ANNUAL RECONCILIATION: By June 30th of each calendar year, or as soon thereafter as reasonably possible, Landlord shall endeavor to furnish Tenant with an accounting of actual Operating Expenses and Tax Expenses. Within thirty
(30) days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any of Tenant's underpayment at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant's Share of such expenses, and if Landlord determines that an underpayment is due, Tenant hereby agrees that Landlord shall be entitled to deduct such underpayment from Tenant's Security Deposit. If Landlord reasonably determines that an overpayment has been made by Tenant, Landlord shall refund said overpayment to Tenant as soon as practicable thereafter. Notwithstanding the foregoing, failure of Landlord to accurately estimate Tenant's Share of such expenses or to otherwise perform such reconciliation of expenses, including without limitation, Landlord's failure to deduct any portion of any underpayment from Tenant's Security Deposit, shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the Term of the Lease or at any time after the expiration or earlier termination of this Lease.

     6.5 AUDIT: After delivery to Landlord of at least thirty (30) days prior written notice, Tenant, at its sole cost and expense through any accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (I) calendar year, during Landlord's reasonable business hours but not more frequently than once during any calendar year. Any such accounting firm designated by Tenant may not be compensated on a contingency fee basis. The results of any such audit (and any negotiations between the parties related thereto) shall be maintained strictly confidential by Tenant and its accounting firm and shall not be disclosed, published or otherwise disseminated to any other party other than to Landlord and its authorized agents. Landlord and Tenant shall use their best efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses.

7.   UTILITIES

     Utility Expenses, Common Area Utility Costs and all other sums or charges set forth in this Section 7 are considered part of Additional Rent. In addition to the Base Rent set forth in Section 3 hereof, Tenant shall pay the cost of all water, sewer use, sewer discharge fees and sewer connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone and other utilities billed or metered separately to the Premises and/or Tenant. Tenant shall also pay Tenant's Share of any assessments or charges for utility or similar purposes included within any tax bill for the Lot on which the Premises are situated, including, without limitation, entitlement fees, allocation unit fees, and/or any similar fees or charges, and any penalties related thereto. For any such utility fees or use charges that are not billed or metered separately to Tenant, including without limitation, water and refuse pick up charges, Tenant shall pay to Landlord, as Additional Rent, without prior notice or demand, on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services ("Utility Expenses"). If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense. In addition, Tenant shall pay to Landlord Tenant's Share of any Common Area utility costs, fees, charges or expenses ("Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (I/12th) of the estimated amount of Tenant's Share of the Common Area Utility Costs on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease and any reconciliation thereof shall be substantially in4he same manner as specified in Section 6.4 above. The amount of Tenant's Share of Common Area Utility Costs shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such utility services, Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building or the Park, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant further agrees to timely and faithfully pay, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Tenant's use and occupancy thereof. Notwithstanding anything to the contrary contained herein, if permitted by applicable Laws, Landlord shall have the right at any time and from time to time during the Term of this Lease to either contract for service from a different company or companies (each such company shall be referred to herein as an "Alternate Service Provider") other than the company or companies presently providing electricity service for the Building or the Park (the "Electric Service Provider") or continue to contract for service from the Electric Service Provider, at Landlord's sole discretion. Tenant hereby agrees to cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Premises.

8.   LATE CHARGES

     Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment (the fifth day of each month or any time thereafter) by Tenant to Landlord of Base Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord when due (not including the first occurrence that such payment is not received by Landlord when due, in such case no late charge shall be incurred), Tenant shall promptly pay to Landlord all of the following, as applicable: (a) an additional sum equal to ten percent (10%) of such delinquent amount plus interest on such delinquent amount at the rate equal to the prime rate plus three percent (3%) for the time period such payments are delinquent as a late charge for every month or portion thereof that such sums remain unpaid, (b) the amount of seventy-five dollars ($75) for each three-day notice prepared for, or served on, Tenant, (c) the amount of fifty dollars ($50) relating to checks for which there are not sufficient funds. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may, at its sole option, require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then Landlord, at Landlord's sole option, can either require the Rent be paid quarterly in advance, or be paid monthly in advance by cashier's check or by electronic funds transfer.

9.   USE OF PREMISES

     9.1 COMPLIANCE WITH LAWS, RECORDED MATTERS, AND RULES AND REGULATIONS: The Premises are to be used solely for the purposes and uses specified in the Basic Lease Information and for no other uses or purposes without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 29 below, (ii) does not require any additional parking in excess of the parking spaces already licensed to Tenant pursuant to the provisions of Section 24 of this Lease, and
(iii) is compatible and consistent with the other uses then being made in the Park and in other similar types of buildings in the vicinity of the Park, as reasonably determined by Landlord. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"), (b) any and all documents, matters or instruments, including without limitation, any declarations of covenants, conditions and restrictions, and any supplements thereto, each of which has been or hereafter is recorded in any official or public records with respect to the Premises, the Building, the Lot and/or the Park, or and portion thereof (collectively, the "Recorded Matters"), and (c) any and all rules and regulations set forth in Exhibit C, attached to and made a part of this Lease, and any other reasonable rules and regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises, the Building and the Park (collectively, the "Rules and Regulations"). Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises, and Tenant's use of the Premises and that same are in compliance with all applicable Laws throughout the Term of this Lease. Additionally, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications, improvements or alterations to the Premises, Building, the Common Areas and/or the Park occasioned by the enactment of, or changes to, any Laws arising from Tenant's particular use of the Premises or alterations, improvements or additions made to the Premises regardless of when such Laws became effective.

     9.2 PROHIBITION ON USE: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the Board of Fire Underwriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about the Premises, the Building, the Lot or the Park without Landlord's written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord, other tenants or occupants of the Building, other buildings in the Park, or other persons or businesses in the area, or injure or annoy other tenants or use or allow the Premises to be used for any unlawful or objectionable purpose, as determined by Landlord, in its reasonable discretion, for the benefit, quiet enjoyment and use by Landlord and all other tenants or occupants of the Building or other buildings in the Park; nor shall Tenant cause, maintain or permit any private or public nuisance in, on or about the Premises, Building, Park and/or the Common Areas, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time. Tenant shall not permit any live animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall place no loads upon the floors, walls, or ceilings it excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such to remain outside the Building area, except for any non-hazardous or non- harmful materials which may be stored in refuse dumpsters or in any enclosed trash areas provided. Tenant shall honor the terms of all Recorded Matters relating to the Premises, the Building, the Lot and/or the Park. Tenant shall honor the Rules and Regulations. If Tenant fails to comply with such Laws, Recorded Matters, Rules and Regulations or the provisions of this Lease, Landlord shall have the right to collect from Tenant a reasonable sum as a penalty, in addition to all rights and remedies of Landlord hereunder including, but not limited to, the payment by Tenant to Landlord of all Enforcement Expenses and Landlord's costs and expenses, if any, to cure any of such failures of Tenant, if Landlord, at its sole option, elects to undertake such cure.

10.  ALTERATIONS AND ADDITIONS AND SURRENDER OF PREMISES

     10.1 ALTERATIONS AND ADDITIONS: Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Landlord. If any such alteration or addition is expressly permitted by Landlord, Tenant shall deliver at least twenty (20) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All alterations and additions shall be installed by a licensed contractor approved by Landlord, at Tenant's sole expense in compliance with all applicable Laws (including, but not limited to, the ADA as defined herein), Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. As a condition to Landlord's consent to the installation of any fixtures, additions or other improvements, if Tenant has been continually late in payment of rent, or prior to making the application to install improvements Landlord has requested Tenant to make payments of rent on cashiers check, pursuant to Section 8 of the Lease or Tenant is in material default and has not cured such default with in the cure periods defined in the lease, Landlord may require Tenant to post and obtain a completion and indemnity bond for up to one hundred percent (100%) of the cost of the work.

     10.2 SURRENDER OF PREMISES: Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises, together with the fixtures (other than trade fixtures), additions and improvements which Landlord has notified Tenant, in writing, that Landlord will require Tenant not to remove, to Landlord in good condition and repair (including, but not limited to, replacing all light bulbs and ballasts not in good working condition) and in the condition in which the Premises existed as of the Commencement Date, except for reasonable wear and tear. Reasonable wear and tear shall not include any damage or deterioration to the floors of the Premises arising from the use of forklifts in, on or about the Premises (including, without limitation, any marks or stains of any portion of the floors), and any damage or deterioration that would have been prevented by proper maintenance by Tenant or Tenant otherwise performing all of its obligations under this Lease. Upon such termination of this Lease, `tenant shall remove all tenant signage, trade fixtures, furniture, furnishings, personal property, additions, and other improvements unless Landlord requests, in writing, that Tenant not remove some or all of such fixtures (other than trade fixtures itemized or similar to those itemized in Exhibit I), additions or improvements installed by, or on behalf of Tenant or situated in or about the Premises. By the date which is twenty (20) days prior to such termination of this Lease, Landlord shall notify Tenant in writing of those fixtures (other than trade futures), alterations, additions and other improvements which Landlord shall require Tenant not to remove from the Premises. Tenant shall repair any damage caused by the installation or removal of such signs, trade fixtures, furniture, furnishings, fixtures, additions and improvements which are to be removed from the Premises by Tenant hereunder. If Landlord fails to so notify Tenant at least twenty (20) days prior to such termination of this Lease, then Tenant shall remove al) tenant signage, alterations, furniture, furnishings, trade fixtures, additions and other improvements installed in or about the Premises by, or on behalf of Tenant. Tenant shall ensure that the removal of such items and the repair of tine Premises will be completed prior to such termination of this Lease.

11.     REPAIRS AND MAINTENANCE

     11.1 TENANT'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for those portions of the Building to be maintained by Landlord, as provided in Sections 11.2, and 11.3 below, Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises and the adjacent dock and staging areas in good, clean and safe condition and repair to the reasonable satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or Tenant's Representatives and replacing any property so damaged by Tenant or Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for maintaining, repairing and replacing (a) all mechanical systems, heating, ventilation and air conditioning systems exclusively serving the Premises, (b) all plumbing, electrical wiring and equipment serving the Premises, (c) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting serving the Premises or adjacent to the Premises, (d) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers, (e) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (f) all tenant signage, (g) lifts for disabled persons serving the Premises, (h) sprinkler systems, fire protection systems and security systems,
(i) all partitions, fixtures, equipment, interior painting, and interior walls and floors of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises).

     11.2 REIMBURSABLE REPAIRS AND MAINTENANCE OBLIGATIONS: Subject to the provisions of Sections 6 and 9 of this Lease and except for (i) the obligations of Tenant set forth in Section 11.1 above, (ii) the obligations of Landlord set forth in Section 11.3 below, and (iii) the repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's expense, subject to reimbursement pursuant to Section 6 above, to keep in good repair the plumbing and mechanical systems exterior to the Premises, any rail spur and rail crossing, the roof, roof membranes, exterior walls of the Building, signage (exclusive of tenant signage), and exterior electrical wiring and equipment, exterior lighting, exterior glass, exterior doors/entrances and door closers, exterior window casements, exterior painting of the Building (exclusive of the premises),and underground utility and sewer pipes outside the exterior walls of the Building. For purposes of this Section 11.2, the term "exterior" shall mean outside of and not exclusively serving the Premises. Unless otherwise notifiedby Landlord, in writing, that Landlord has elected to procure and maintain the following described contract(s), Tenant shall procure and maintain (a) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord, and (b) the fire and sprinkler protection services and preventative maintenance and repair contracts) (including, without limitation, monitoring services); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord. Landlord reserves the right, but without the obligation to do so, to procure and maintain (i) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s), and/or (ii) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services). If Landlord so elects to procure and maintain any such contract(s), Tenant will reimburse Landlord for the cost thereof in accordance with the provisions of Section 6 above. If Tenant procures and maintains any of such contract(s), Tenant will promptly deliver to Landlord a true and complete copy of each such contract and any and all renewals or extensions thereof, and each service report or other summary received by Tenant pursuant to or in connection with such contract(s).

     11.3 LANDLORD'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building (exclusive of glass and exterior doors), and (b) replace the structural portions of the roof of the Building (excluding the roof membrane) as, and when, Landlord determines such replacement to be necessary in Landlord's sole discretion.

     11.4 TENANT'S FAILURE TO PERFORM REPAIRS AND MAINTENANCE OBLIGATIONS:
Except for normal maintenance and repair of the items described above, Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Landlord. If Tenant refuses or neglects to repair and maintain the Premises and the adjacent areas properly as required herein and to the reasonable satisfaction of Landlord, Landlord may, but without obligation to do so, at any time make such repairs and/or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property, or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives. In the event Landlord makes such repairs and/or maintenance, upon completion thereof Tenant shall pay to Landlord, as additional rent, the Landlord's costs for making such repairs and/or maintenance, plus twenty percent (20%) for overhead, upon presentation of a bill therefor, plus any Enforcement Expenses. The obligations of Tenant hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect respecting the Premises.

12.     INSURANCE

     12.1 TYPES OF INSURANCE: Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and its lenders) which afford the following coverages: (i) worker's compensation: statutory limits; (ii) employer's liability, as required by law, with a minimum limit of $100,000 per employee and $500,000 per occurrence; (iii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's Representatives' use and/or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations, products liability, personal and advertising, and a plate-glass rider to provide coverage for all glass in, on or about the Premises including, without limitation, skylights. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit and excess/umbrella insurance in the amount of Two Million Dollars ($2,000,000). If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement. If necessary, as reasonably determined by Landlord, Tenant shall provide for restoration of the aggregate limit; (iv) comprehensive automobile liability insurance: a combined single limit of not less than $2,000,000 per occurrence and insuring Tenant against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; (v) "all risk" or "special purpose" property insurance, including without limitation, sprinkler leakage, boiler and machinery comprehensive form, if applicable, covering damage to or loss of any personal property, trade fixtures, inventory, fixtures and equipment located in, on or about the Premises, and in addition, coverage for flood, earthquake, and business interruption of Tenant, together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this subparagraph (v); and (vi) such other insurance as Landlord deems necessary and prudent or as may otherwise be required by any of Landlord's lenders or joint venture partners.

     12.2 INSURANCE POLICIES: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "A.M. Best's Rating Guides." Any deductible amounts under any of the insurance policies required hereunder shall not exceed One Thousand Dollars ($1,000). Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after thirty
(30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord), Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

     12.3 ADDITIONAL INSUREDS AND COVERAGE: Landlord, any property management ompany and/or agent of Landlord for the Premises, the Building, the Lot or the Park, and any lenders) of Landlord having a lien against the Premises, the Building, the Lot or the Park shall be named as additional insureds under all of the policies required in Section 12.1(iii) above. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises and/or any of the areas within the Park, whether such events occur within the Premises (as described in Exhibit A hereto) or in any other areas of the Park. It is not contemplated or anticipated by the parties that the aforementioned risks of loss be borne by Landlord's insurance carriers, rather it is contemplated and anticipated by Landlord and Tenant that such risks of loss be borne by Tenant's insurance carriers pursuant to the insurance policies procured and maintained by Tenant as required herein.

     12.4 FAILURE OF TENANT TO PURCHASE AND MAINTAIN INSURANCE: In the event Tenant does not purchase the insurance required in this Lease or keep the same in full force and effect throughout the Term of this Lease (including any renewals or extensions), Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional R4 the amount so paid by Landlord, upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all Enforcement Expenses and damages which Landlord may sustain by reason of Tenant's failure to obtain and maintain such insurance. If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses, damages and costs resulting from such failure.

13.  WAIVER OF SUBROGATION

     Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant pursuant to Section 12 of this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The provisions of this
Section 13 shall not apply in those instances in which such waiver of subrogation would invalidate such insurance coverage or would cause either party's insurance coverage to be voided or otherwise uncollectible.

14.  LIMITATION OF LIABILITY AND INDEMNITY

     Except to the extent of damage resulting from the sole active negligence or willful misconduct of Landlord or its authorized representatives, Tenant agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, members, property management company (if other than Landlords agents, directors, officers, employees, representatives, contractors, shareholders, successors and assigns and each of their respective partners, members, directors, employees, representatives, agents, contractors, shareholders, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, (i) Tenant's or Tenant's Representatives' use of the Premises, Building and/or the Park, (ii) the conduct of Tenant's business, (iii) from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, (iv) in any way connected with the Premises or with the improvements or personal property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representatives, or third party persons, and/or (v) Tenants failure to perform any covenant or obligation of Tenant under this Lease. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

     Except to the extant of damage resulting from the sole active negligence or willful misconduct of Landlord or its authorized representatives, to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of Landlord's lender(s), partners, members, employees, representatives, legal representatives, successors or assigns shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or properly which at anytime may be suffered or sustained by Tenant or by any persons) whomsoever who may at any time be using, occupying or visiting the Premises, the Building or the Park, including, but not limited to, any acts, errors or omissions by or on behalf of any other tenants or occupants of the Building and/or the Park. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building.

15.  ASSIGNMENT AND SUBLEASING

15.1 PROHIBITION: Tenant shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease (collectively, "assignment"), in whole or in part, whether voluntarily or involuntarily or by operation of law, nor sublet or permit occupancy by any person other than Tenant of all or any portion of the Premises without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant hereby agrees that Landlord may withhold its consent to any proposed sublease or assignment if the proposed sublessee or assignee or its business is subject to compliance with additional requirements of the ADA (defined below) and/or Environmental Laws (defined below) beyond those requirements which are applicable to Tenant, unless the proposed sublessee or assignee shall (a) first deliver plans and specifications for complying with such additional requirements and obtain Landlord's written consent thereto, and
(b) comply with all Landlord's conditions for or contained in such consent, including without limitation, requirements for security to assure the lien-free completion of such improvements. If Tenant seeks to sublet or assign all or any portion of the Premises, Tenant shall deliver to Landlord at least thirty (30) days prior to the proposed commencement of the sublease or assignment (the "Proposed Effective Date") the following: (i) the name of the proposed assignee or sublessee; (ii) such information as to such assignee's or sublessee's financial responsibility and standing as Landlord may reasonably require; and
(iii) the aforementioned plans and specifications, if any. Within ten (10) days after Landlord's

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

receipt of a written request from Tenant that Tenant seeks to sublet or assign all or any portion of the Premises, Landlord shall deliver to Tenant a copy of Landlord's standard form of sublease or assignment agreement (as applicable), which instrument shall be utilized for each proposed sublease or assignment (as applicable), and such instrument shall include a provision whereby the assignee or sublessee assumes all of Tenant's obligations hereunder and agrees to be bound by the terms hereof. As Additional Rent hereunder, Tenant shall pay to Landlord a fee in the amount of five hundred dollars ($500) plus Tenant shall reimburse Landlord for actual legal and other expenses incurred by Landlord in connection with any actual or proposed assignment or subletting. In the event the sublease or assignment (1) by itself or taken together with prior subleases) or partial assignments) covers or totals, as the case may be, more than twenty-five percent (25%) of the rentable square feet of the Premises or (2) is for a term which by itself or taken together with prior or other subleases or partial assignments is greater than fifty percent (50%)of the period remaining in the Term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right, to be exercised by giving written notice to Tenant, to recapture the space described in the sublease or assignment. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed sublease or assignment space, or, if the proposed sublease or assignment space covers all the Premises, it shall serve to terminate the entire term of this Lease in either case, as of the Proposed Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any part thereof. If this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of square feet retained by Tenant to the square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. Each permitted assignee or sublessee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with, for the term of this Lease. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignees and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. Tenant hereby acknowledges and agrees that it understands that Landlord's accounting department may process and accept Rent payments without verifying that such payments are being made by Tenant, a permitted sublessee or a permitted assignee in accordance with the provisions of this Lease. Although such payments may be processed and accepted by such accounting department personnel, any and all actions or omissions by the personnel of Landlord's accounting department shall not be considered as acceptance by Landlord of any proposed assignee or sublessee nor shall such actions or omissions be deemed to be a substitute for the requirement that Tenant obtain Landlord's prior written consent to any such subletting or assignment, and any such actions or omissions by the personnel of Landlord's accounting department shall not be considered as a voluntary relinquishment by Landlord of any of its rights hereunder nor shall any voluntary relinquishment of such rights be inferred therefrom. For purposes hereof, in the event Tenant is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Tenant (whether pursuant to one or more transfers) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Tenant shall be deemed to be an assignment within the meaning of this Section 15 and shall be subject to all the provisions hereof. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord.

     15.2 EXCESS SUBLEASE RENTAL OR ASSIGNMENT CONSIDERATION: In the event of any sublease or assignment of all or any portion of the Premises where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, seventy-five percent (75%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder, less Tenant's cost to effect such sublease.

     15.3 WAIVER: Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any assignee or sublessee, Tenant waives notice of any default of any assignee or sublessee and agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

16.  AD VALOREM TAXES

     Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property located and/or installed on or in the Premises by, or on behalf of, Tenant; and if requested by Landlord, Tenant shall promptly deliver to Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

17.  SUBORDINATION

     Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, the rights of Tenant under this Lease and this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, the Lot, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination and upon the request of such successor to Landlord, attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of the terms and provisions of this Lease. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor; (c) bound by prepayment of more than one
(1) month's Rent, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months' Rent; or (d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within five (5) business days of a demand or request by Landlord and in the form requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute a material default hereunder. It is further agreed that Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such additional documents, together with any and all Enforcement Expenses. Notwithstanding anything to the contrary contained in this Lease, (a) promptly following the execution of this Lease, Landlord shall use reasonable efforts to obtain from the beneficiary under the existing deed of trust encumbering the Premises, a subordination, non-disturbance and attornment agreement for the benefit of Tenant in commercially reasonable form; and (b) until Landlord has obtained such non-disturbance agreement, the amount of the Letter of Credit to be obtained by Tenant pursuant to Section 4 above shall be One Hundred Fifty Thousand Dollars (($150,000.00), rather than Three Hundred Thousand Dollars ($300,00.00).

18.  RIGHT OF ENTRY

     Tenant grants Landlord or its agents the right to enter the Premises at all reasonable times for purposes of inspection, exhibition, posting of notices, repair or alteration. At Landlord's option, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. Landlord shall have the right to place "for rent" or "for lease" signs on the outside of the Premises, the Building and in the Common Areas. Landlord shall also have the right to place "for sale" signs on the outside of the Building and in the Common Areas. Tenant hereby waives any claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the sole active negligence or willful misconduct of Landlord or its authorized representatives.

19.  ESTOPPEL CERTIFICATE

     Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within five (5) business days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three month's Rent has been paid in advance. Failure by Tenant to so deliver such certified estoppel certificate shall be a material default of the provisions of this Lease. Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such certified estoppel certificate, together with any and all Enforcement Expenses.

20.  TENANT'S DEFAULT

     The occurrence of any one or more of the following events shall, at Landlord's option, constitute a material default by Tenant of the provisions of this Lease:

     20.1 The abandonment of the Premises by Tenant or the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

     20.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder on the date said payment is due. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

     20.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within the time period required under the provisions of this Lease. If such failure is susceptible of cure but cannot reasonably be cured within the aforementioned time period (if any), as determined solely by Landlord, Tenant shall promptly commence the cure of such failure and thereafter diligently prosecute such cure to completion within the time period specified by Landlord in any written notice regarding such failure as may be delivered to Tenant by Landlord. In no event or circumstance shall Tenant have more than fifteen (15) days to complete any such cure, unless otherwise expressly agreed to in writing by Landlord (in Landlord's sole discretion);

     20.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (f0) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

     20.5 Tenant's use or storage of Hazardous Materials in, on or about the Premises, the Building, the Lot and/or the Park other than as expressly permitted by the provisions of Section 29 below; or

     20.6 The making of any material misrepresentation or omission by Tenant in any materials delivered by or on behalf of Tenant to Landlord pursuant to this Lease.

21.  REMEDIES FOR TENANT'S DEFAULT

     21.1 LANDLORD'S RIGHTS: In the event of Tenant's material default under this Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which ease upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this t right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any personal property belonging to Tenant and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, (i) Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the "Reletting Costs"), and (ii) the rent received by Landlord from such reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses; second, all costs including maintenance, incurred by Landlord in reletting; and, third, Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs, Utility Expenses, and all other sums due under this Lease. Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

     21.2 DAMAGES RECOVERABLE: If Tenant breaches this Lease and abandons the Premises before the end of the Term, or if Tenant's right to possession is terminated by Landlord because of a breach or default under this Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including, but not limited to, the portion of any broker's or leasing agent's commission incurred with respect to the leasing of the Premises to Tenant for the balance of the Term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder, and all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Gail Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under its Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

     21.3 RIGHTS AND REMEDIES CUMULATIVE: The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditors rights generally. In addition to all remedies set forth above, if Tenant materially defaults under this Lease, any and all Base Rent waived by Landlord under Section 3 above shall be immediately due and payable to Landlord and all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

     21.4 WAIVER OF A DEFAULT: The waiver by Landlord of any default of any provision of this Lease shall not be deemed or construed a waiver of any other default by Tenant hereunder or of any subsequent default of this Lease, except for the default specified in the waiver.

22.  HOLDING OVER

     If Tenant holds possession of the Premises after the expiration of the Term of this Lease with Landlord's consent, Tenant shall become a tenant from month-to-month upon the terms and provisions of this Lease, provided the monthly Base Rent during such hold over period shall be 150% of the Base Rent due on the last month of the Lease Term, payable in advance on or before the first day of each month. Acceptance by Landlord of the monthly Base Rent without the additional fifty percent (50%) increase of Base Rent shall not be deemed or construed as a waiver by Landlord of any of its rights to collect the increased amount of the Base Rent as provided herein at any time. Such month-to-month tenancy shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Tenant shall continue in possession until such tenancy shall be terminated by either Landlord or Tenant giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Base Rent by Landlord following expiration or termination of this Lease shall not constitute a renewal of this Lease.

23.  LANDLORD'S DEFAULT

     Landlord shall not be deemed in breach or default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes of this provision, a reasonable time shall not be less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed; provided, however, that if the nature of Landlord's obligation is such that move than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

24.  PARKING

     Tenant shall have a license to use the number of non-designated and non-exclusive parking spaces specified in the Basic Lease Information. Landlord shall exercise reasonable efforts to insure that such spaces are available to Tenant for its use, but Landlord shall not be required to enforce Tenant's right to use the same.

25.  SALE OF PREMISES

     In the event of any sale of the Premises by Landlord or the cessation otherwise of Landlord's interest therein, Landlord shall be and is hereby entirely released from any and all of its obligations to perform or further perform under this Lease and from all liability hereunder accruing from or after the date of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease. For purposes of this Section 25, the term "Landlord" means only the owner and/or agent of the owner as such parties exist as of the date on which Tenant executes this Lease. A ground lease or similar long term lease by Landlord of the entire Building, of which the Premises are a part, shall be deemed a sale within the meaning of this Section
25. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of any of the provisions of this Lease.

26.  WAIVER

     No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after default by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such default, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to OF recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

27.  CASUALTY DAMAGE

     If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage. If Landlord does not elect to terminate this Lease, and provided insurance proceeds and any contributions from Tenant, if necessary, are available to fully repair the damage, Landlord shall within one hundred twenty
(120) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty; provided, Landlord shall not be required to rebuild, repair, or replace any part of Tenant's furniture, furnishings, fixtures and/or equipment removable by Tenant or any improvements, alterations or additions installed by or for the benefit of Tenant under the provisions of this Lease. Landlord shall not in any event be required to spend for such work an amount in excess of the insurance proceeds (excluding any deductible) and any contributions from Tenant, if necessary, actually received by Landlord as a result of the fire or other casualty. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by the Tenant or loss of Tenant's personal property resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy. Notwithstanding anything to the contrary contained herein, if the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, (i) the Rent shall not be diminished during the repair of such damage, (ii) Tenant shall not have any right to terminate this Lease due to the occurrence of such casualty or damage, and (iii) Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of all or any portion of the Building caused thereby (including, without limitation, any deductible) to the extent such cost and expense is not covered by insurance proceeds. In the event the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty
(30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder except for those obligations expressly intended to survive any such termination of this Lease. Except as otherwise provided in this Section 27, Tenant hereby waives the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code.

28.  CONDEMNATION

     If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose

("Condemned"), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant. If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as solely determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

29.  ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS

     29.1 HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE: Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord Tenant's initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as EXHIBIT G and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial HazMat Certificate is true and correct and accurately describes the uses) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall commencing with the date which is one year from the Commencement Date and continuing every year thereafter, complete, execute, and deliver to Landlord, a Hazardous Materials Disclosure Certificate ("the "HazMat Certificate") describing Tenant's present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificate required hereunder shall be in substantially the form as that which is attached hereto as EXHIBIT E.

     29.2 DEFINITION OF HAZARDOUS MATERIALS: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable;
(d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste, to any portion of the Premises, the Building, the Lot, the Park or any surrounding properly; or poses or threatens to pose a hazard to the health and safety of persons on the Premises or any surrounding property.

     29.3 PROHIBITION; ENVIRONMENTAL LAWS: Tenant shall not be entitled to use nor store any Hazardous Materials on, in, or about the Premises, the Building, the Lot and the Park, or any portion of the foregoing, without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing, provided that such usage and storage is only to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord and provided further that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing d as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right at all times during the Term of this Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 29, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas. The cost of all such inspections, tests and investigations shall be borne solely by Tenant, if Landlord reasonably determines that Tenant or any of Tenant's Representatives are directly or indirectly responsible in any manner for any contamination revealed by such inspections, tests and investigations. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

     29.4 TENANT'S ENVIRONMENTAL OBLIGATIONS: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises or in any Common Areas. Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spilt, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Park and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Premises, the Building, the Lot or the Park. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises, the Building, the Lot and the Park after the satisfactory completion of such work.

     29.5 ENVIRONMENTAL INDEMNITY: In addition to Tenant's obligations as set forth hereinabove, Tenant and Tenant's officers and directors agree to, and shall, protect, indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and tie other Indemnitees harmless from and against any and all claims, judgments, damages, penalties, floes, liabilities, losses (including, without limitation, diminution in value of any portion of the Premises, the Building, the Lot or the Park, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Building and/or Park), suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees and court costs) arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Premises, the Common Areas, the Building, the Lot or the Park as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises, the Building, the Lot and/or the Park, nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant and Tenant's officers and directors from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this Section 29.5 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws.

     29.6 SURVIVAL: Tenant's obligations and liabilities pursuant to the provisions of this Section 29 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises, the Building, the Lot and/or the Park is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including without limitation all Environmental Laws at the expiration or earlier termination of this Lease, then in Landlord's sole discretion, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Building, the Lot and/or the Park in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 22 of this Lease.

     29.7 DISCLOSURE: The land described herein contains residual hazardous substances. Such condition renders the land and the owner, Tenant or other possessor of the land subject to requirements, restrictions, provisions, and liabilities contained in chapter 6.5 and chapter 6.8 of division 20 of the Health and Safety Code as same may be amended from time, and any successor statutes thereof. This statement is not a declaration that a hazard to public health, safety and welfare exists. Notwithstanding anything to the contrary contained herein, nothing contained in this Section 29 shall be deemed to make Tenant responsible for any Hazardous Materials existing at the Premises as of the date of Landlord's delivery of possession of the Premises.

30.  FINANCIAL STATEMENTS

     Tenant, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon the Premises, the Building or the Park or any portion thereof, or any prospective purchaser of the Building or the Park or any portion thereof, within ten (10) days after Landlord's request therefor, but not more often than once annually so long as Tenant is not in default of this Lease, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of Tenant at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, Tenant shall provide Landlord with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant. If Landlord so requests, Tenant shall deliver to Landlord an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Any and all options granted to Tenant hereunder shall be subject to and conditioned upon Landlord's reasonable approval of Tenant's financial condition at the time of Tenant's exercise of any such option, if Tenant is not yet profitable.

31.      GENERAL PROVISIONS

     31.1 TIME. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

     31.2 SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

     31.3 RECORDATION. Tenant shall not record this Lease or a short form memorandum hereof t without the prior written consent of the Landlord.

     31.4 LANDLORD'S PERSONAL LIABILITY. The liability of Landlord (which, for purposes of this Lease, shall include Landlord and the owner of the Building if other than Landlord) to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners or members in the Premises or the Building, and Tenant agrees to look solely to the Premises for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, members, directors, officers, shareholders, agents or employees of Landlord (including without limitation, any property management company of Landlord); it being intended that Landlord and the individual partners, members, directors, officers, shareholders, agents and employees of Landlord (including without limitation, any property management company of Landlord) shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building, and Landlord shall be automatically

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

released from further performance under this Lease upon transfer of Landlord's interest in the Premises or the Building.

     31.5 SEPARABILITY. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

     31.6 CHOICE OF LAW. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

     31.7 ATTORNEYS' FEES. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

     31.8 ENTIRE AGREEMENT. This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party, that is not in writing and signed by all parties to this Lease, shall be binding.

     31.9 WARRANTY OF AUTHORITY. On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder. Tenant hereby warrants that this Lease is valid and binding upon Tenant and enforceable against Tenant in accordance with its terms.

     31.10 NOTICES. Any and all notices and demands required or permitted to be given hereunder to Landlord shall be in writing and shall be sent: (a) by United States mail, certified and postage prepaid; or (b) by personal delivery; or (c) by overnight courier, addressed to Landlord at 101 Lincoln Centre Drive, Fourth Floor, Foster City, California 94404-1167, with a copy to AMB Property L.P., c/o AMB Property Corporation at 505 Montgomery Street, San Francisco, California 94111. Any and all notices and demands required or permitted to be given hereunder to Tenant shall be in writing and shall be sent: (i) by United States mail, certified and postage prepaid; or (ii) by personal delivery to any employee or agent of Tenant over the age of eighteen (18) years of age; or (iii) by overnight courier, all of which shall be addressed to Tenant at the Premises. Notice and/or demand shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail. Any notice or requirement of service required by any statute or law now or hereafter in effect, including, but not limited to, California Code of Civil Procedure Sections 1161, 1161.1, and 1162 (including any amendments, supplements or substitutions thereof), is hereby waived by Tenant.

     31.11 JOINT AND SEVERAL. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

     31.12 Covenants and Conditions. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

     31.13 WAIVER OF JURY TRIAL. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease; the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, the Building or the Park, and/or any claim of injury, loss or damage.

     31.14 COUNTERCLAIMS. In the event Landlord commences any proceedings for nonpayment of Rent, Additional Rent, or any other sums or amounts due hereunder, Tenant shall not interpose any counterclaim of whatever nature or description in any such proceedings, provided, however, nothing contained herein shall be deemed or construed as a waiver of the Tenant's right to assert such claims in any separate action brought by Tenant or the right to offset the amount of any final judgment owed by Landlord to Tenant.

     31.15 UNDERLINING. The use of underlining within the Lease is for Landlord's reference purposes only and no other meaning or emphasis is intended by this use, nor should any be inferred.

     31.16 MERGER. The voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof by Landlord and Tenant, or a termination of this Lease by Landlord for a material default by Tenant hereunder, shall not work a merger, and, at the sole option of Landlord, (i) shall terminate all or any existing subleases or subtenancies, or (ii) may operate as an assignment to Landlord of any or all of such subleases or subtenancies. Landlord's election of either or both of the foregoing options shall be exercised by delivery by Landlord of written notice thereof to Tenant and all known subtenants under any sublease.

32.  SIGNS

     Ail signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's sign criteria as same may exist from time to time or as set forth in Exhibit H hereto and made a part hereof. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the Park be permitted hereunder. Tenant further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.

33.  MORTGAGEE PROTECTION

     Upon any default on the part of Landlord, Tenant will give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address, for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be less than ninety (90) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lenders) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord.

34.  QUITCLAIM

     Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed of Tenant's interest in arid to the Premises. If Tenant fails to so deliver to Landlord such a quitclaim deed, Tenant hereby agrees that Landlord shall have the full authority and right to record such a quitclaim deed signed only by Landlord and such quitclaim deed shall be deemed conclusive and binding upon Tenant.

35.  MODIFICATIONS FOR LENDER

     If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modifications) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto provided such modifications do not materially adversely affect Tenant's rights hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder.

36.  WARRANTIES OF TENANT

     Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

37.  COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT

     Landlord and Tenant hereby agree and acknowledge that the Premises, the Building and/or the Park may be subject to the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq., including, but not limited to Title III thereof, all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Tenant shall be solely responsible for conducting its own independent investigation of this matter and for ensuring that the design of all improvements or alterations to be made to the Premises by, or on behalf of, Tenant strictly comply with all requirements of the ADA. Subject to reimbursement pursuant to Section 6 of the Lease, if any barrier removal work or other work is required to the Building, the Common Areas or the Park under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's use of the Premises or any work or alteration made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when required by the ADA. Within ten (10) days after receipt, Landlord and Tenant shall advise the other partly in writing, and provide the other with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises or the Building; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises or the Building; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises or the Building. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' violation or alleged violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

38.  BROKERAGE COMMISSION

     Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Brokers) (as set forth on Page I), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Any real estate brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease shall only be payable and applicable to the extent of the initial Term of the Lease and to the extent of the Premises as same exist as of the date on which Tenant executes this Lease. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial Term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the date on which Tenant executes this Lease. Tenant further represents and warrants to Landlord that Tenant will not receive
(i) any portion of any brokerage commission or finder's fee payable to the Brokers) in connection with this Lease or (ii) any other form of compensation or incentive from the Brokers) with respect to this Lease.

39.  QUIET ENJOYMENT

     Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease, and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly hold, occupy and enjoy the Premises and the Common Areas during the Term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas.

40.  LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS

     Notwithstanding anything to the contrary contained in this Lease, if Tenant shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, and/or if the failure of Tenant relates to a matter which in -Landlord's judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Landlord may, at Landlord's option without any obligation to do so, and in its sole discretion as to the necessity therefor, perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant. If Landlord so performs any of Tenant's obligations hereunder, the full amount of the cost and expense entailed or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment at the greater of (i) ten percent (10%) per annum, or (ii) the highest rate permitted by applicable law and Enforcement Expenses.

41.  TENANT'S EARLY TERMINATION OPTION

     41.1 TERMINATION DATE: Tenant shall have a one-time option (the "Termination Option") to terminate this Lease, effective as of the April 15, 2001 (the "Termination Date"). The Termination Option is granted subject to the following terms and conditions:

          41.1.1 PERMIT APPROVAL: So long as Tenant has submitted its plans for Plan Check and Conditional Use Permit Approval by December 15th, 2000, and, despite, the exercise of Tenant's best efforts to obtain such Plan Check and Conditional Use Permit Approval, by or before March 15, 2001, Tenant has not received approval of a Conditional Use Permit and/or Building Permit by the City of Menlo Park for Tenant's Alterations to the Premises
     (i) to accommodate Tenant's use of the Premises as an R&D Lab for research on lab animals, and (ii) with an employee count of no more than twenty-five employees at the Premises; and

          41.1.2 NOTICE: Tenant delivers to Landlord written notice of Tenant's election to exercise the Termination Option, which notice is given no later than March 15, 2001 (the "Termination Notice"); and

          41.1.3 NO DEFAULT: Tenant is not then in default under this Lease beyond any applicable cure periods either on the date that Tenant exercises the Termination Option, or unless waived in writing by Landlord, on the Termination Date; and

          41.1.4 TERMINATION FEE: Tenant pays to Landlord concurrently with delivery of the Termination Notice, a cash lease termination fee (the "Fee") equal to one hundred eleven thousand one hundred eighty five and 00/100 dollars ($111,185.00).

     41.2 TERMS: If Tenant timely and properly exercises the Termination Option,
(i) all rent payable under this Lease shall be paid through and apportioned as of the Termination Date (in addition to payment by Tenant of the Fee); (ii) neither party shall have any rights, estates, liabilities, or obligations under this Lease for the period accruing after the Termination Date, except those which by the provisions of this Lease, expressly survive the expiration or termination of the Term of this Lease; (iii) Tenant shall surrender and, vacate the Premises and deliver possession thereof to Landlord on or before the Termination Date in the condition required under this Lease for surrender of the Premises; and (iv) Landlord and Tenant shall enter into a written agreement reflecting the termination of this Lease upon the terms provided for herein, which agreement shall be executed within thirty (30) days after Tenant exercises the Termination Option and delivers to Landlord the written notice required above. It is the parties' intention that nothing contained herein shall impair, diminish or otherwise prevent Landlord from recovering from Tenant such additional sums as may be necessary for payment of Tenant's Share of the Operating Expenses, Tax Expenses, Common Area Utility Costs, Utility Expenses, Administrative Charges and any other sums due and payable under this Lease allocated to any period prior to the Termination Date, including, any sums required to repair any damage to the Premises and/or restore the Premises to the condition required under the provisions of this Lease.

     41.3 TERMINATION: The Termination Option shall automatically terminate and become null and void upon the earlier to occur of (i) the breach or default by Tenant of any of the terms of this Lease beyond any applicable cure periods either on the date that tenant exercises the Termination Option, or unless waived in writing by Landlord, on the Termination Date; (ii) the termination of Tenant's right to possession of the Premises under the provisions of this Lease; or (iii) the failure of Tenant to timely or properly exercise the Termination option as contemplated herein. This Termination Option is personal to Tenant and may not be assigned voluntarily, separate from or as part of the Lease.

     IN WITNESS WHEREOF, this Lease is executed by the parties as of the Lease Date referenced on Page I of this Lease.


TENANT:

DELTAGEN, INC.,
a California corporation


By:
     -----------------------------------------
Its:
     -----------------------------------------
Date:
     -----------------------------------------

By:
     -----------------------------------------
Its:
     -----------------------------------------
Date:
     -----------------------------------------


LANDLORD:

AMB PROPERTY, L.P.,
a Delaware limited partnership

By:  AMB PROPERTY CORPORATION,
     a Maryland corporation, its general partner


     By:
        --------------------------------------

     Its:  Executive Vice President

Date:  __________________

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice-president AND the secretary or assistant secretary, UNLESS the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

                                    EXHIBIT A
                                    PREMISES

This exhibit, entitled "Premises", is and shall constitute EXHIBIT A to that certain Lease Agreement dated October 1, 2000 (the "Lease"), by and between AMB PROPERTY, L.P., a Delaware limited partnership ("Landlord") and Deltagen, Inc., a California corporation ("Tenant") for the leasing of certain premises located in the Willow Park at Building A, 1255 Hamilton Court, Menlo Park, California (the "Premises").

The Premises consist of the rentable square footage of space specified in the Basic Lease Information and has the address specified in the Basic Lease Information. The Premises are a part of and are contained in the Building specified in the Basic Lease Information. The area below depicts the Premises within the Building.

                                   EXHIBIT B
                               TENANT IMPROVEMENTS

This exhibit, entitled "Tenant Improvements", is and shall constitute EXHIBIT B to that certain Lease Agreement dated October 1, 2000 (the "Lease"), by and between AMB PROPERTY, L.P., a Delaware limited partnership ("Landlord") and Deltagen, Inc., a California corporation ("Tenant") for the leasing of certain premises located in the Willow Park at Building A, 1255 Hamilton Court, Memo Park, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT B are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

TENANT IMPROVEMENTS, AS-IS CONDITION: Tenant hereby accepts the Premises as suitable for Tenant's intended use and as being in good operating order, condition and repair, "AS-IS", and without representation or warranty by Landlord nor any of Landlord's agents, representatives or employees as to the suitability, fitness, condition, use or occupancy which may be made thereof. Tenant further acknowledges and agrees that neither Landlord nor any of Landlord's agents, representatives or employees has agreed to undertake any alterations or construct any improvements ("Tenant Improvements") to the Premises. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant.

                          EXHIBIT C TO LEASE AGREEMENT
                               RULES & REGULATIONS

This exhibit, entitled "Rules & Regulations", is and shall constitute EXHIBIT C to that certain Lease Agreement dated October 1, 2000 (the "Lease"), by and between AMB PROPERTY, L.P., a Delaware limited partnership ("Landlord") and Deltagen, Inc., a California corporation ("Tenant") for the leasing of certain premises located in the Willow Park at Building A, 1255 Hamilton Court, Memo Park, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT C are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

2. Tenant shall not regularly park motor vehicles in designated parking areas after the conclusion of normal daily business activity.

3. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord.

4. All window coverings installed by Tenant and visible from the outside of the Building require the prior written approval of Landlord.

5. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, the Building or the Park.

6. Tenant shall not alter any lock of install any new locks or bolts on any door at the Premises without the prior consent of Landlord.

7. Tenant agrees not to make any duplicate keys without the prior consent of Landlord.

8. Tenant shall park motor vehicles in those general parking areas as designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow within the Park and loading and unloading areas of other Tenants.

9. Tenant shall not disturb, solicit or canvas any occupant of the Building or Park and shall cooperate to prevent same.

10. No person shall go on the roof without Landlord's permission.

11. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other Tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

12. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

13. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Park or on streets adjacent thereto.

14. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

15. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

16. Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort in or around the Premises, the Building, the Park or any of the Common Areas of the foregoing. No displays or sales of merchandise shall be allowed in the parking lots or other Common Areas.

17. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Park or any of the Common Areas of the foregoing; provided, however, that Tenant shall be allowed to bring into and keep live mice on the Premises for the purpose of research and development.

18. Tenant shall not permit any motor vehicles to be washed on any portion of the Premises or in the Common Areas of the Park, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or in the Common Areas of the Park.

                                    EXHIBIT D
                                   WILLOW PARK
              DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS

     This Declaration of Covenants, Conditions and Restrictions (hereinafter called "Declaration") is made this twenty-fifth day of August 1979, by LINCOLN PROPERTY COMPANY NO. 238, A CALIFORNIA LIMITED PARTNERSHIP (PHASES 1 & 2); LINCOLN PROPERTY COMPANY NO. 287, LTD., A CALIFORNIA LIMITED PARTNERSHIP (PHASE
3); LINCOLN PROPERTY COMPANY NO. 355, LTD., A CALIFORNIA LIMITED PARTNERSHIP (PHASE 4); LINCOLN PROPERTY COMPANY NO. 440, LTD., A CALIFORNIA LIMITED PARTNERSHIP (PHASE 5); LINCOLN PROPERTY COMPANY NO. 1179, A CALIFORNIA LIMITED PARTNERSHIP (PHASE 6); LINCOLN PROPERTY COMPANY NO. 2036 LIMITED PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP (PHASE 7) (hereinafter called "Lincoln Property Company").

                                    RECITALS

     1. Declarant is, or at the time of recording this Declaration will be, the Owner in fee of all that certain real property which is situated in the City of Menlo Park, County of San Mateo; State of California, described on the map (hereinafter called "Map") entitled "Menlo Industrial Center, Menlo Park, California" which Map is tiled in the office of the Recorder of the County of San Mateo, State of California, on October I, 1979, in Book No. 99 of Maps, at pages 81, 82 and 83.

     2. As Owner of the real property described in Paragraph 1 of these Recitals, Declarant has executed this Declaration for the purpose of imposing upon all portions of said real property (outer than Parcel E as shown on the Map) a general plan of improvement for the benefit of said real property (other than said Parcel E) and its present and future owners. Said real property (other than Parcel E) is hereinafter called the "Property."

     NOW, THEREFORE, Declarant hereby declares that the Property is now held, and shall hereafter be held, developed, encumbered, hypothecated, transferred, sold, leased, conveyed, improved, used and occupied subject to the covenants, conditions, restrictions and limitations hereinafter set forth, all of which are declared to be in furtherance of a plan for the development and operation of a landscaped business and industrial park and are established for the purpose of enhancing and protecting the value, attractiveness and desirability of the Property and every part thereof. Each of the covenants, conditions restrictions and limitations set forth herein shall run with the land, and every part thereof, and shall burden as well as inure to the benefit of and pass with each and every portion of the Property hereinafter developed, encumbered, hypothecated, transferred, sold, leased, conveyed, improved, used or occupied and shall apply to and bind any and all parties having or acquiring any right, title, license or interest in the Property or any part thereof.

                                    ARTICLE I
                                   DEFINITIONS

     Unless the context otherwise specifies or requires, the terms defined in this Article I shall, for all purposes of this Declaration, have the meanings herein specified.

     1.1 BUILDING. "Building" shall mean the principal structure or structures on any Site, including all garages, outside platforms, outbuildings, docks and the like.

     1.2 DECLARANT. "Declarant shall mean Lincoln Property Company, its successors and assigns. Declarant's assigns shall be deemed to include any party whom Declarant designates by means of a notice recorded in the Official Records of San Mateo County, as the party who, from and after the date such notice is recorded, will perform Declarant's functions under this Declaration.

     1.3 DEED OF TRUST. "Deed of Trust" shall mean, with respect to any portion of the properly, a duly recorded Deed of Trust, mortgage or other instrument which created a lien on the portion of the Property it describes.

     1.4 IMPROVEMENTS. "Improvements" shall mean and include without limitation buildings, outbuildings, pedestrian and vehicle access facilities, parking areas, loading areas, fences, walls, hedged mass plantings, landscaping, poles, signs and any structures of any type or kind.

     1.5 OWNER. "Owner" shall mean any person, firm, corporation or other legal entity (including Declarant) which owns fee title to a Site, as shown by the Official Records of the County of San Mateo; provided, however, that the term "Owner" shall not include a mortgage or beneficiary under a deed of trust holding a security interest in a Site unless such mortgagee or beneficiary is in actual physical possession of the Site.

     Whenever this Declaration creates or imposes an obligation with respect to a Site, the Owner of the Site shall be responsible for the timely and proper performance of the obligation, notwithstanding any delegation of such responsibility by lease, contract, or otherwise to another party.

     1.6 PROPERTY. "Property" shall mean that certain real property subject to the covenants, conditions and restrictions set forth herein, namely, that real property described on Exhibit A attached hereto and incorporated herein.

     1.7 SITE. "Site" shall mean a continuous area of land within the Property which is owned of record by the same Owner, whether shown as one parcel on any recorded map or as a combination of parcels or of portions thereof.

                                   ARTICLE II
                               REGULATION OF USES

     2.1 PERMITTED USES. Unless otherwise specifically prohibited herein, or by applicable law, any business/industrial use will be permissible if it does not constitute a nuisance to adjacent Sites. Permitted uses will include, but not be limited to, manufacturing, warehousing, distribution, cartage, processing, storage, wholesaling, office, laboratory, professional and research and development.

     2.2 NUISANCE. No noxious or offensive activity shall be carried on nor shall anything be done on any Site which may be or become an annoyance or nuisance to the Owners or occupants of other Sites, or which will be offensive to the Owners or occupants of other Sites by reason of odor, fumes, discharge of any chemical or industrial waste above or below ground, dust, dirt, fly-ash, smoke, noise, glare or which will be hazardous by reason of danger of fire or explosion or any other hazard.

     2.3 RIGHT OF ENTRY. During reasonable hours and subject to reasonable, security requirements, Dec1arant or its authorized representative shall have the right to enter upon and inspect any Building and/or Site and the Improvements thereon for the purpose of ascertaining whether or not the provisions of this Declaration have been or are being complied with and shall not be deemed guilty of trespass by reason of such entry.

                                   ARTICLE III
                           REGULATION OF IMPROVEMENTS

     3.1 MINIMUM SETBACK LINES.

          (a) General. No Improvement and no part thereof shall be placed on any Site closer to a property line than herein provided. The following Improvements are specifically excluded from these setback provisions:

               (1) Roof overhang, subject to the specific approval of Declarant in writing.

               (2) Steps and walks.

               (3) Paving and associated curbing, except that vehicle parking areas shall not be permitted within ten (10) feet of the street property line or lines.

               (4) Fences, except that no fence shall be placed within the street setback area unless specific approval is given by Declarant in writing.

               (5) Landscaping.

               (6) Planters, not to exceed three (3) feet in height.

               (7) Railroad spur tracks, switches and bumpers, provided that the location of such tracks, switches and bumpers is specifically approved by Declarant in writing.

               (8) Displays identifying the Owner, lessee or occupant, subject to the specific approval of Declarant in writing.

          (b) Setback from interior property lines. No setback is established from a rear or side interior property line. The interior lot lines for a corner lot shall be considered to have a real property line.

          (c) SETBACK STREET PROPERTY LINES. The setback line is established as twenty (20) feet from property line on all streets on the property.

     3.2 COMPLETION OF CONSTRUCTION. After commencement of construction of any Improvement, the Owner shall diligently prosecute the work thereon to the end that the Improvement shall not remain in a partly finished condition any longer than reasonably necessary for the completion thereof.

     3.3 No excavation shall be made except in connection with construction of an Improvement, and upon completion thereof, exposed openings shall be backfilled and disturbed ground shall be graded and leveled.

     3.4 LANDSCAPING.

          (a) Every Site on which a Building shall have been placed shall be landscaped according to plans approved as specified herein and maintained thereafter in a lightly and well-kept condition.

          (b) An Owner, Lessee or occupant shall landscape and maintain unpaved areas between the property lines and the setback tines.

          (c) An Owner, Lessee or occupant shall provide hose bibs and maintenance facilities in the vicinity of the landscaped areas.

          (d) Landscape as approved by Declarant shall be installed within ninety (90) days of occupancy or completion of the Building, whichever occurs first.

     3.5 SITE MAINTENANCE. All Improvements on each Site including, without limitation, all walks, driveways, fences, parking areas, landscaping and the exterior of all structures on each Site, shall be maintained free of titter and debris and in good condition, order and repair. Landscaping shall be kept in thriving condition, weed-free and neatly trimmed. All undeveloped Sites shall be kept clean, mowed and in a condition so as not to be a dust or weed problem.

     3.6 SIGNS AND LIGHTING. No signs or displays shall be created on any Site, other than the following:

          (a) Signs identifying the name, building and business of any person or firm occupying a Site, the size, design and color of which has been specifically approved by Declarant in writing; and

          (b) Offering a Site for sale or lease if Declarant has specifically approved said signs in writing.

          All signs and displays shall be located below the roof line of the building and shall comply with all applicable laws and ordinances.

          Lighting shall be restricted to parking and security lights, fire lighting and low-level sign illumination and floodlighting of buildings or landscaping. All lighting shall be shielded and contained within property lines.

     3.7 PARKING AREAS. Adequate parking on a Site shall be provided to accommodate alt parking needs for employees, visitors and company vehicles. There shall also be adequate areas provided for truck loading and unloading. The intent of this provision is to eliminate the need for any on-street parking. If parking or loading requirements increase as a result of a change in use or number of employees, additional off-street parking shall be provided to satisfy the intent of this section.

     3.8 BUILDING REGULATIONS. Any building erected on a Site shall conform to the following construction practices:

               (a) Exterior walls of sheet or corrugated iron, steel, aluminum or asbestos will be permitted only upon specific approval in writing by Declarant.

               (b) Exterior walls shall be painted or suitably treated in a manner acceptable to Declarant.

                                   ARTICLE IV
                                APPROVAL OF PLANS

     4.1 No Improvement shall be erected, placed, altered, maintained or permitted to remain on any land subject to these restrictions until plans and specifications showing plot layout, including parking and al) exterior elevations, with materials and colors, have been submitted to and approved in writing by Declarant. Said approval shall be in addition to any approvals and/or permits required by the City of Menlo Park or any other legal entity having jurisdiction. Such plans and specifications shall be submitted in writing over the signature of the Owner of Lessee of the Site or his authorized agent.

     4.2 Approval shall be based, among other things, on adequacy of Site dimensions, adequacy of structural design, conformity and harmony of external design with neighboring Improvements, effect of location and use of Improvements on neighboring Sites; proper facing of main elevation with respect to nearby streets; and conformity of the plans and specifications to the purpose and general plan and intent of these restrictions. Declarant shall not arbitrarily or unreasonably withhold its approval of such plans and specifications.

     4.3 If Declarant fails either to approve or to disapprove such plans and specifications within thirty (30) days after the same have been submitted to it, it shall be conclusively presumed that Declarant has approved said plans and specifications, subject, however, to the restrictions contained in ARTICLE III hereof.

     4.4 Notwithstanding anything to the contrary herein contained, after the expiration of one year from the date of issuance of a building permit by municipal or other governmental authority for any Improvement, said Improvement shall, in favor of purchasers and encumbrancers in good faith and for value, be deemed to be in compliance with all provisions of this ARTICLE IV, unless actual notice of such non-compliance or non-completion executed by Declarant shall appear of record in the office of the County Recorder of San Mateo County, California, or unless legal proceedings shall have been instituted to enforce compliance or completion.

     4.5 FEE. An architectural review fee shall be paid to Declarant at the time plans are submitted for approval based upon the following schedule:

               (a) When the plans submitted are prepared by an architect licensed to practice in the State of California, the architectural review fee shall be $100.00.

               (b) In all other cases, the architectural review fee shall be $200.00.

                                    ARTICLE V
                      DURATION AND MODIFICATION AND REPEAL

     5.1 TERM. This Declaration, every provision hereof and every covenant, conditions and restriction contained herein shall continue in full force and effect for a period of sixty (60) years from the date hereof.

     5.2 TERMINATION AND MODIFICATION. This Declaration or any provisions thereof or any covenant, condition or restriction contained herein may be terminated, extended, modified or amended as to the whole of said property or any portion thereof, with the written consent of the Owners of sixty-five percent (65%) in area of the Property; provided that so long as Declarant owns at least twenty percent (20%) in area of the Property, no such termination, extension, modification or amendment shall be effective without Declarant's written approval. No termination, extension, modification or amendment hereof shall be effective until a written instrument embodying the same has been executed and recorded in the Official Records of San Mateo County.

                                   ARTICLE VI
                                   ENFORCEMENT

     6.1 ABATEMENT AND SUIT. Violation or breach of any restriction herein contained shall give to Declarant the right to enter upon the Property upon or as to which said violation or breach exists and summarily to abate and remove at the expense of the Owner, Lessee or occupant thereof any structure, thing or condition that may be or exist thereon contrary to the intent and meaning of the provisions hereof; or to prosecute a proceeding at law or in equity against the person or persons who have violated or are attempting to violate any of these restrictions to enjoin or prevent them from doing so, to cause said violation to be remedied or to recover damages for said violation. In addition, every Owner of a Site shall have the right, in the event of violation or breach of any restriction herein contained, to prosecute a proceeding at law or in equity against the person or persons who have violated or are attempting to violate any of these restrictions to enjoin or to recover damages for said violation. All remedies provided herein or at law or in equity shall be cumulative and not exclusive.

     6.2 DEEMED TO CONSTITUTE A NUISANCE. The result of every action or omission whereby any restriction herein contained is violated in whole or in part is hereby declared to be and to constitute a nuisance. Every remedy allowed by law or equity against an Owner, either public or private, shall be applicable against every such result and may be exercised by Declarant or by any Owner of property subject hereto. Any costs or expenses paid or incurred by Declarant or an Owner (collectively referred to as "Declarant" in this Section 6.2) in abating such nuisance or prosecuting any such remedy (including all reasonable attorneys' fees and costs of collection), together with interest thereon at the rate of ten percent (10%) per annum, shall be a charge against the Site on which the nuisance has occurred or is occurring, shall be a continuing lien thereon until paid, and shall also be the personal obligation of the Owner of such Site when such charges became due and who committed such breach or violation. In addition to any other rights or remedies hereunder, Declarant may deliver to the Owner of the Site on which the nuisance has occurred or is occurring and record with the San Mateo County Recorder a certificate of notice of claim of lien. If the violation recited in such lien claim has not been cured to Declarant's satisfaction and any recited amounts so charged have not been paid within thirty
(30) days thereafter, Declarant or its authorized representative may foreclose such lien by a sale conducted pursuant to Sections 2924, 2924b and

2924c of the California Civil Code, as amended from time to time, or other statues applicable to the exercise of powers of sales in mortgages or Deeds of Trust, or in any other manner permitted by law. Declarant, through its authorized representatives, may bid on and acquire any land subject to such lien at any such foreclosure sale. If the violations recited in such lien claim are timely cured and any recited amounts timely paid as provided above, Declarant shall forthwith record an appropriate release of such lien at Declarant's sole expense.

     6.3 ATTORNEYS' FEES. In any legal or equitable proceeding for the enforcement or to restrain the violation of this Declaration or any provision hereof, the losing party or parties shall pay the attorneys' fees of the prevailing party or parties, in such amount as may be fixed by the court in such proceedings.

     6.4 FAILURE TO ENFORCE NOT A WAIVER OF RIGHTS. The failure of Declarant or any Owner to enforce any restriction herein contained shall in no event be deemed to be a waiver of the right to do so thereafter nor of the right to enforce any other restriction.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     7.1 ASSIGNMENT OF DECLARANT'S RIGHTS AND DUTIES. Declarant may assign any and ail of its rights, powers, reservations and obligations hereunder to any person, corporation or association. To be effective, any such assignments must be accepted in writing by the assignee and the acceptance must be recorded in the Official Records of San Mateo County. To the extent of the assignment, the assignee shall have the same rights, obligations, duties and powers and be subject to the same obligations and duties as given to and assumed by Declarant herein. The term Declarant as used herein includes ail such assignees and their heirs, successors and assigns. Declarant may also resign as Declarant by recording a written notice of resignation in the Official Records of San Mateo County and mailing a copy thereof to each then Owner. The resignation shall be effective on the date it is recorded and Declarant shall thereafter have no further rights, powers, reservations, obligation or liabilities hereunder. If at any time Declarant either resigns or ceases to exist without making an assignment of its authority as Declarant, a successor Declarant may be appointed in the same manner as this Declaration may be terminated, extended, modified or amended under Section 2 of ARTICLE IV.

     7.2 CONSTRUCTIVE NOTICE AND ACCEPTANCE. Every person or other entity who now or hereafter owns or acquires any right, title or interest in or to any portion of the Property is, and shall be conclusively deemed to have consented and agreed to every covenant, condition and restriction contained herein, whether or not any reference to this Declaration is contained in the instrument by which such person or entity acquired an interest in said property.

     7.3 WAIVER. Neither Declarant nor its successors or assigns shall be liable to any Owner, Lessee, licensee or occupant of land subject to his Declarant by reason of any mistake in judgment, negligence, nonfeasance, action or inaction and/or for the enforcement or failure to enforce any provision of this Declaration. Every Owner, Lessee, licensee or occupant of any of said property by acquiring his interest therein agrees that he will not bring any action or suit against Declarant to recover any damages or to seek equitable relief because of any mistake in judgment, negligence, nonfeasance, action or inaction and/or the enforcement or failure to enforce any provision of this Declaration.

     7.4 MUTUALITY, RECIPROCITY, RUNS WITH LAND. All covenants, conditions, restrictions and agreements contained herein are made for the direct, mutual and reciprocal benefit of each and every part and parcel of the property now or hereafter made subject to this Declaration, shall create reciprocal rights and obligations between the respective Owners of all parcels and privity of contract and estate between all grantees of said parcels, their heirs, successors and assigns, and shall, as to the Owner of each parcel, his heirs, successors and assigns, operate as covenants running with the land for the benefit of alt other parcels.

     7.5 RIGHTS OF BENEFICIARIES. No breach of the restrictions and other provisions contained herein shall defeat or render invalid the lien of any Deed of Trust now or hereafter executed upon land subject to these restrictions; provided, however, that if any portion of said property is sold under a foreclosure of any mortgage or under the provisions of any deed of trust, any purchaser at such sale and his successors and assigns shall hold any and all property so purchased subject to all of the restrictions and other provisions of this Declaration.

     7.6 PARAGRAPH HEADING. Paragraph headings, where used herein, are inserted for convenience only and are not intended to be a part of this Declaration or in any way to define, limit or describe the scope and intent to the particular paragraphs to which they refer.

     7.7 EFFECT OF INVALIDATION. If any provision of this Declaration is held to be invalid by any court, the invalidity of such provision shall not affect the validity of the remaining provisions hereof.

     7.8 EXISTING IMPROVEMENTS. Improvements which are completely constructed on the date this Declaration is recorded are deemed to satisfy all the requirements hereof.

     7.9 ESTOPPEL CERTIFICATE. At the request of an Owner, Declarant shall supply to such Owner or any actual or potential encumbrancer or purchaser of a Site a written certificate stating that there are no violations hereof, or if there are any such violations, the nature of such violations. Such certificate shall be delivered within ten (10) working days after such request by an Owner.

                                    EXHIBIT E
                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant- After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of
Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchasers) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:
             ---------------------------------------------
             c/o Legacy Partners Commercial, Inc.
             101 Lincoln Centre Drive, Fourth Floor
             Foster City, California  94404
             Attn:
                    --------------------------------------
             Phone:  (650) 571-2200

Name of (Prospective) Tenant:
                               -------------------------------------------------

Mailing Address:
                  --------------------------------------------------------------
- --------------------------------------------------------------------------------

Contact Person, Title and Telephone Number(s):
                                                --------------------------------

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):
                     -----------------------------------------------------------
- --------------------------------------------------------------------------------

Address of (Prospective) Premises:
                                    --------------------------------------------

Length of (Prospective) Initial Term:
                                       -----------------------------------------
- --------------------------------------------------------------------------------

1.   GENERAL INFORMATION:

     Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

2.   USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

     2.1 Will any Hazardous Materials be used, generated toyed or disposed of in, on or about the Premises? Existing Tenants should describe a Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

          Wastes                  Yes [ ]    No [ ]
          Chemical Products       Yes [ ]    No [ ]
          Other                   Yes [ ]    No [ ]

          If Yes is marked, please explain:
                                            ------------------------------------
          ----------------------------------------------------------------------

     2.2 If Yes is marked in Section 2 1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed locations) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental
          Laws); and the proposed locations) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.   STORAGE TANKS AND SUMPS

     3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.

          Yes [ ] No [ ]

          If yes, please explain:
                                  ----------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

4.   WASTE MANAGEMENT

     4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

          Yes [ ] No [ ]

     4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

          Yes [ ] No [ ]

          If yes, attach a copy of the most recent report filed.

5.   WASTEWATER TREATMENT AND DISCHARGE

     5.1  Will your company discharge wastewater or other wastes to:

          _____ storm drain?     _____ sewer?
          _____ surface water?   _____ no wastewater or other wastes discharged.

          Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

     5.2  Will any such wastewater or waste be treated before discharge?

          Yes [ ] No [ ]

          If yes, describe the type of treatment proposed to conducted. Existing Tenants should describe the actual treatment conducted.
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

6.   AIR DISCHARGES

     6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air, and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such sir filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

          Yes [ ] No [ ]

          If yes, please describe:
                                   ---------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

     6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

          _____ Spray booth(s)       _____ Incinerator(s)
          _____ Dip tank(s)          _____ Other (Please describe)
          _____ Drying oven(s)       _____ No Equipment Requiring Air Permits

          If yes, please describe:
                                   ---------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

7.   HAZARDOUS MATERIALS DISCLOSURES

     7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing Tenants should, indicate whether or not a Management Plan is required and has been prepared.

          Yes [ ] No [ ]

          If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

     7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

          Yes [ ] No [ ]

          If yes, please explain:
                                  ----------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

8.   ENFORCEMENT ACTIONS AND COMPLAINTS

     8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

          Yes [ ] No [ ]

          If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing

          Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

     8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

          Yes [ ] No [ ]

          If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

     8.3 Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

          Yes [ ] No [ ]

          If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

9.   PERMITS AND LICENSES

     9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous

Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, f disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name) ______________________________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.


(Prospective) Tenant:


By:
        --------------------------------------------------
Title:
        --------------------------------------------------
Date:
        --------------------------------------------------

                                    EXHIBIT F
                       FIRST AMENDMENT TO LEASE AGREEMENT
                           CHANGE OF COMMENCEMENT DATE

This First Amendment to Lease Agreement (the "Amendment") is made and entered into to be effective as of __________________, by and between ___________________________________ ("LANDLORD"), and
___________________________________ ("TENANT"), with reference to the following facts:

                                    RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated __________________ (the "Lease"), for the leasing of certain premises containing approximately __________ rentable square feet of space located at ______________________________, California (the "Premises") as such Premises are more fully described in the Lease.

B. Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. RECITALS: Landlord and Tenant agree that the above recitals are true and correct.

     2.   The Commencement Date of the Lease shall be __________________.

     3.   The fast day of the Term of the Lease (the "Expiration Date") shall be
          __________________.

     4.   The dates on which the Base Rent will be adjusted are:

          for the period __________________ to __________________ the monthly
          Base Rent shall be $__________
          for the period __________________ to __________________ the monthly
          Base Rent shall be $__________; and
          for the period __________________ to __________________ the monthly
          Base Rent shall be $__________.

     5. EFFECT OF AMENDMENT: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

     6. DEFINITIONS: Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meaning set forth in the Lease.

     7. AUTHORITY: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.


     8. The terms and provisions of the Lease are hereby incorporated in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

[PROPERTY MANAGER: Please provide Tenant information and Word Processing will complete the signature block]

                                    EXHIBIT G
           TENANT'S INITIAL HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of
Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchasers) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:
            -----------------------------------------
            c/o Legacy Partners Commercial, Inc.
            101 Lincoln Centre Drive, Fourth Floor
            Foster City, California  94404
            Attn:
                   ----------------------------------
            Phone:  (650) 571-2200

Name of (Prospective) Tenant:
                               ---------------------------------

Mailing Address:
                  --------------------------------------------------------------
- --------------------------------------------------------------------------------

Contact Person, Title and Telephone Number(s):
                                                --------------------------------

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


Address of (Prospective) Premises:
                                    --------------------------------------------

Length of (Prospective) Initial Term:
                                       -----------------------------------------
- --------------------------------------------------------------------------------

1.   GENERAL INFORMATION:

     Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------


2.   USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

     2.1 Will any Hazardous Materials be used, generated toyed or disposed of in, on or about the Premises? Existing Tenants should describe a Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

                  Wastes                         Yes [   ]        No[   ]
                  Chemical Products              Yes [   ]        No [   ]
                  Other                          Yes [   ]        No [   ]

                  If Yes is marked, please explain:
                                                   -----------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------


         2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed locations) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed locations) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.       STORAGE TANKS AND SUMPS

         3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.

                  Yes [   ]         No [   ]

                  If yes, please explain:
                                         ---------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------

4.       WASTE MANAGEMENT

          4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

                  Yes [   ]         No [   ]

         4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

                  Yes [   ]         No [   ]

                  If yes, attach a copy of the most recent report filed.

5.       WASTEWATER TREATMENT AND DISCHARGE

         5.1      Will your company discharge wastewater or other wastes to:

                  _____ storm drain?            _____ sewer?
                  _____ surface water?          _____ no wastewater or other
                                                      wastes discharged.

                  --------------------------------------------------------------
                  --------------------------------------------------------------

                  Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).


         5.2      Will any such wastewater or waste be treated before discharge?

                  Yes [   ]         No [   ]

                  If yes, describe the type of treatment proposed to conducted. Existing Tenants should describe the actual treatment conducted.
                  --------------------------------------------------------------
                  --------------------------------------------------------------


6.       AIR DISCHARGES

         6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air, and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such sir filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

                  Yes [   ]         No [   ]

                  If yes, please describe:
                                          --------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------

         6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

                  _____ Spray booth(s)           _____ Incinerator(s)
                  _____ Dip tank(s)              _____ Other (Please describe)
                  _____ Drying oven(s)           _____ No Equipment Requiring
                                                       Air Permits

                  If yes, please describe:
                                          --------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------


7.       HAZARDOUS MATERIALS DISCLOSURES

         7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing Tenants should, indicate whether or not a Management Plan is required and has been prepared.

                  Yes [   ]         No [   ]

                  If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

         7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

                  Yes [   ]         No [   ]

                  If yes, please explain:
                                         ---------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------


8.       ENFORCEMENT ACTIONS AND COMPLAINTS

         8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

                  Yes [   ]         No [   ]

                  If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing

                  Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of
                  Section 29 of the signed Lease Agreement.

                  --------------------------------------------------------------
                  --------------------------------------------------------------


         8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

                  Yes [   ]         No [   ]

                  If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

                  --------------------------------------------------------------
                  --------------------------------------------------------------


         8.3 Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

                  Yes [   ]         No [   ]

                  If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

                  --------------------------------------------------------------
                  --------------------------------------------------------------


9.       PERMITS AND LICENSES

         9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous

Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, f disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name) ______________________________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.


(Prospective) Tenant:


By:
        --------------------------------------------------
Title:
        --------------------------------------------------
Date:
        --------------------------------------------------

                                    EXHIBIT I
                             TENANT'S TRADE FIXTURES